--------------------------------------------------------------------------------
                             STATE STREET RESEARCH
--------------------------------------------------------------------------------
                             STRATEGIC INCOME FUND
                         -----------------------------

                         ANNUAL REPORT
                         April 30, 2001

                         WHAT'S INSIDE

                         FROM THE CHAIRMAN
                         America's Red-Hot Economy
                         Cools Down

                         PORTFOLIO MANAGER'S REVIEW
                         A Mixed Environment for Bonds

                         FUND INFORMATION
                         Facts and Figures

                         PLUS, COMPLETE PORTFOLIO HOLDINGS
                         AND FINANCIAL STATEMENTS



                                                                [dalbar logo]

                                                               For Excellence
                                                                     in
                                                             Shareholder Service

[logo] State Street Research

FROM THE CHAIRMAN

[Photo of Richard S. Davis]

DEAR SHAREHOLDER:

America's red-hot economy cooled in the second and third quarters of 2000, then slowed abruptly in the fourth quarter. After raising short-term interest rates in an effort to slow the U.S. economy to a more acceptable pace, the Federal Reserve Board reversed course when it became apparent that the slowdown could result in recession. The Fed reduced a key short-term interest rate four times in the first four months of 2001 and put the nation on notice that it would act again to keep the economy in positive territory.

STOCKS
The U.S. stock market disappointed most investors with negative returns. For the 12-month period ending April 30, 2001, all major market indexes were down. The S&P 500 Index returned -12.97%.(1) The Nasdaq Composite was down -45.07%. However, many value investors fared better. The Russell 2000(R) Value Index, a measure of small-cap value stocks, returned 24.25% for the year and the Russell Midcap(R) Value Index returned 19.60%.(1) The energy sector was one of the year's strongest, as oil prices spiked in 2000. The Wilshire Modified Energy Sector Index was up 52.39%.(1)

BONDS
Bonds were a bright spot in most investor portfolios as they outperformed the broad stock market indexes for the year. Government, mortgage and municipal bonds benefited from slower economic growth and declining intermediate- and long-term interest rates in the first half of the period. Corporate bonds lagged, but picked up in 2001 as investors sought the relative stability of the bond market. The high-yield market was weak throughout 2000, picked up early in 2001, then gave back some of its gains as concern about the economy deepened.

INTERNATIONAL
Higher inflation and projected slower economic growth kept a damper on stock markets in Europe and Asia. Although the Japanese government reduced interest rates to zero in an effort to jump-start the economy, it has failed to make progress toward a recovery, and the Japanese stock market sank further into negative territory. Around the world, most foreign markets were awash in red ink.

OUTLOOK AND OPPORTUNITIES
When the news about the economy and the stock market is grim, it's important to keep a steady hand on your portfolio. Now is a good time to ask your investment professional to put the market events of the past year in perspective and to review your asset allocation in light of your long-term goals. Remember, the best way to achieve your goals is to invest regularly and to stick with your plan. There are no quick fixes for the challenges we face today, but these are sound principles followed by successful investors in any market.

     Sincerely,

 /s/ Richard S. Davis

     Richard S. "Dick" Davis
     Chairman
     April 30, 2001

(1)The S&P 500 Index (officially the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Lehman Brothers Aggregate Bond Index is a market- value weighted index of fixed-rate debt issues, including U.S. Treasury, agency, and corporate bond issues, and mortgage-backed securities. The Lipper Multi-Sector Income Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper index shows you how well the fund has done compared to competing funds.

The Russell 2000 Value Index contains only those stocks within the complete Russell 2000 Index (a small-company index) that show below-average growth. The Russell Midcap Value Index contains only those stocks within the complete Russell Midcap Index (800 of the smallest securities in the Russell 1000 Index) that show below- average growth. The Wilshire Modified Energy Sector Index is comprised of securities in the energy sector of the Wilshire 5000 that measures the performance of all U.S.-headquartered equity securities with readily available price data, with the exception of the largest six issues (ranked by market capitalization) and securities whose weight in the Index is less than 0.01%. The indexes are unmanaged and do not take transaction charges into consideration. It is not possible to invest directly in an index.

(2)-4.69% for Class B(1) shares; -4.67% for Class B shares; -4.67% for Class C shares; -3.72% for Class S shares.

(3)Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Performance for Class B(1) reflects Class B performance through December 31, 1998. Class B (1) was introduced on January 1, 1999.

(4)Performance reflects a maximum 4.5% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable.

(5)Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.

(6)Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower.

PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED, AND BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended April 30, 2001, except where noted)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDED 3/31/01
(at maximum applicable sales charge)(3)(4)(5)(6)
----------------------------------------------------------------------------
                          LIFE OF FUND
                         (since 8/30/96)      3 YEARS          1 YEAR
----------------------------------------------------------------------------
Class A                       2.57%            -2.08%          -7.38%
----------------------------------------------------------------------------
Class B(1)                    2.48%            -2.09%          -8.19%
----------------------------------------------------------------------------
Class B                       2.48%            -2.09%          -8.19%
----------------------------------------------------------------------------
Class C                       2.80%            -1.29%          -4.60%
----------------------------------------------------------------------------
Class S                       3.84%            -0.36%          -2.90%
----------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(does not reflect sales charge)(3)(5)(6)
----------------------------------------------------------------------------
                       LIFE OF FUND
                      (since 8/30/96)    3 YEARS        1 YEAR
----------------------------------------------------------------------------
Class A                    3.28%          -1.07%        -4.01%
----------------------------------------------------------------------------
Class B(1)                 2.47%          -1.79%        -4.69%
----------------------------------------------------------------------------
Class B                    2.51%          -1.74%        -4.67%
----------------------------------------------------------------------------
Class C                    2.51%          -1.74%        -4.67%
----------------------------------------------------------------------------
Class S                    3.54%          -0.81%        -3.72%
----------------------------------------------------------------------------

YIELD

----------------------------------------------------------------------------
Class A                                                 4.94%
----------------------------------------------------------------------------
Class B(1)                                              4.48%
----------------------------------------------------------------------------
Class B                                                 4.49%
----------------------------------------------------------------------------
Class C                                                 4.49%
----------------------------------------------------------------------------
Class S                                                 5.47%
----------------------------------------------------------------------------
Yield is based on the net investment income produced for the 30 days ended April 30, 2001.

PORTFOLIO MANAGER'S REVIEW

Strategic Income Fund: A Mixed Environment for Bonds

[Photo of John H. Kallis]
    John H. Kallis
   Portfolio Manager

We spoke with Jack Kallis, portfolio manager of State Street Research Strategic Income Fund, about the fund's performance for the year ended April 30, 2001, and his outlook for the period ahead.

Q: HOW DID THE FUND PERFORM LAST YEAR?
A: Although performance began to pick up late in the period, it was a disappointing year for the fund. Class A shares returned -4.01% for the 12 months ended April 30, 2001 [does not reflect sales charge.](2) That was lower than the Lipper Multi-Sector Income Funds Average, which returned 1.87%.(1) The fund also underperformed the Lehman Brothers Aggregate Bond Index, which returned 12.39%.(1)

Q: WHAT ACCOUNTED FOR THE FUND'S PERFORMANCE?
A: Although the market environment was good for U.S. Treasury, agency and agency mortgage, and highly-rated corporate bonds, it was a challenge for the mix of lower- rated corporate, high-yield and foreign bonds that are the target of this portfolio. Early in the period, the Federal Reserve Board was raising interest rates. That created a difficult environment for the fund's heavy weighting in intermediate-term bonds and lower-rated corporate bonds. In fact, it was one of the worst environments in decades for corporate bonds: A record number were downgraded from investment grade to junk.

The year 2000 was also one of the worst years in a decade for high-yield bonds, where the fund was heavily invested at the beginning of the period. The sector experienced negative cash flows and defaults rose, not surprising given the weakening economy. Our unhedged position in nondollar bonds also detracted from performance as the euro moved downward against the dollar during most of the period.

Q: WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PERIOD?
A: Given the difficulties in the high-yield sector, we raised the quality of our investments over the course of the year to control risk. We pared back our high-yield positions early in the fund's fiscal year and in January, we began to reduce the fund's stake in higher-coupon mortgage debt, moving the proceeds to cash. As the yield spread between corporate and U.S. Treasuries narrowed, we reduced the fund's holdings in high-grade corporate debt in favor of intermediate- maturity U.S. Agency debentures.

Q: DID THE CHANGES AFFECT THE PORTFOLIO'S STRUCTURE AT THE END OF THE PERIOD?
A: Yes. We reduced the fund's investment in high-yield and corporate bonds from 52% one year ago to 44% at the end of the period. We invested the proceeds in investment-grade bonds which raised that weighting from 26% to 36%. Finally, we took international bonds up from 14% to 16%. The remainder of the portfolio is in cash.

Q: WHAT IS YOUR OUTLOOK?
A: We expect short-term interest rates to continue to fall until the economy stabilizes. In fact, we believe they could fall below 4% in the coming months. Our strategy is to maintain a neutral to slightly long duration in the portfolio. (Duration is a measure of the fund's sensitivity to changing interest rates.) That should position the fund to benefit if intermediate-to-long-term interest rates rise. We have also emphasized high-quality non-Treasury sectors such as asset-backed securities and commercial mortgage- backed securities. Finally, we plan to continue to pare back our high-yield bond stake in an effort to upgrade the quality of the portfolio.

April 30, 2001

--------------------------------------------------------------------------------
ASSET ALLOCATION                         PERFORMANCE BY SECTOR
(by percentage of net assets)            (12 months ended 4/30/01)

High-Yield Corporate              44%    Emerging Markets                9.6%
Cash                               4%    High-Grade Debt                12.3%
International                     16%    High-Yield                    -14.1%
U.S. Government                   25%    International Debt              5.9%
Finance/Mortgage                  11%

STATE STREET RESEARCH STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
April 30, 2001

-----------------------------------------------------------------------------------------------------------------
                                                          PRINCIPAL             MATURITY               VALUE
                                                            AMOUNT                DATE               (NOTE 1)
-----------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES 95.4%
U.S. TREASURY 7.7%
U.S. Treasury Bond, 11.625% ..........................      $  325,000           11/15/2004           $   396,093
U.S. Treasury Bond, 11.25%** .........................         125,000            2/15/2015               190,566
U.S. Treasury Bond, 10.625% ..........................         800,000            8/15/2015             1,177,248
U.S. Treasury Bond, 8.875% ...........................         200,000            2/15/2019               265,688
U.S. Treasury Bond, 8.125% ...........................         225,000            8/15/2021               283,183
U.S. Treasury Bond, 6.75% ............................         800,000            8/15/2026               886,248
U.S. Treasury Bond, 6.125% ...........................         175,000           11/15/2027               179,702
U.S. Treasury Bond, 5.25% ............................         125,000           11/15/2028               113,730
U.S. Treasury Bond, 6.125% ...........................          25,000            8/15/2029                25,770
U.S. Treasury Note, 6.125% ...........................         600,000            8/31/2002               614,718
U.S. Treasury Note, 6.50% ............................          75,000            2/15/2010                80,789
U.S. Treasury Note, 5.75% ............................         350,000            8/15/2010               358,915
U.S. Treasury STRIPS, 0.00% ..........................         600,000            2/15/2021               178,884
U.S. Treasury TIPS, 3.875% ...........................         160,089            4/15/2029               170,245
                                                                                                      -----------
                                                                                                        4,921,779
                                                                                                      -----------
U.S. AGENCY MORTGAGE 17.2%
Federal Home Loan Mortgage Corp., 5.25% ..............         400,000            2/15/2004               403,064
Federal National Mortgage Association, 7.125% ........         150,000            2/15/2005               159,563
Federal National Mortgage Association, 6.00% .........         100,000           12/15/2005               102,359
Federal National Mortgage Association, 6.625% ........         400,000           10/15/2007               420,248
Federal National Mortgage Association, 9.00% .........         401,518            5/01/2009               422,100
Federal National Mortgage Association, 7.125% ........         150,000            6/15/2010               161,657
Federal National Mortgage Association, 6.50% .........          96,000           12/01/2014                96,780
Federal National Mortgage Association, 7.00% .........         294,013            3/01/2016               300,167
Federal National Mortgage Association, 6.50% .........         221,051            9/01/2028               219,048
Federal National Mortgage Association, 6.50% .........         907,370           11/01/2028               899,149
Federal National Mortgage Association, 6.00% .........         375,280           12/01/2028               363,376
Federal National Mortgage Association, 6.50% .........         253,682            3/01/2029               251,384
Federal National Mortgage Association, 7.50% .........         567,640            7/01/2029               580,055
Federal National Mortgage Association, 7.50% .........         139,558           11/01/2029               142,392
Federal National Mortgage Association, 7.00% .........         827,883           12/01/2029               834,606
Federal National Mortgage Association, 7.00% .........         774,328            2/01/2030               781,104
Federal National Mortgage Association, 7.25% .........         150,000            5/15/2030               163,641
Federal National Mortgage Association TBA, 6.00% .....       1,250,000           12/01/2030             1,239,450
Federal National Mortgage Association TBA, 7.50% .....         625,000           12/31/2030               637,694
Federal National Mortgage Association TBA, 7.50% .....         500,000           12/31/2030               510,470
Government National Mortgage Association, 7.00% ......         307,071            5/15/2027               310,621
Government National Mortgage Association, 7.00% ......         199,101            6/15/2028               201,216
Government National Mortgage Association, 7.00% ......         379,475            7/15/2028               383,505
Government National Mortgage Association, 7.00% ......         206,884           10/15/2028               209,082
Government National Mortgage Association, 6.50% ......         838,011           11/15/2028               831,986
Student Loan Marketing Association, 5.25% ............         275,000            3/15/2006               272,635
                                                                                                      -----------
                                                                                                       10,897,352
                                                                                                      -----------
YANKEE 2.0%
Bombardier Capital Inc. Note, 7.30%+ .................         375,000           12/15/2002               386,055
Morocco A Loan Participation, 7.50% ..................         644,444            4/02/2001               568,722
Province of Quebec, 7.50% ............................         150,000            9/15/2029               159,891
Province of Quebec Deb., 5.75% .......................         150,000            2/15/2009               145,392
                                                                                                      -----------
                                                                                                        1,260,060
                                                                                                      -----------
FOREIGN GOVERNMENT 14.3%
                                                        Brazilian Cruzado
Republic of Brazil, 8.00% ............................         246,282            4/15/2014               186,411
                                                        Canadian Dollar
Government of Canada, 7.00% ..........................       1,275,000           12/01/2006               888,623
                                                        Euro
Republic of Greece, 8.80% ............................       2,484,225            6/19/2007             2,595,025
                                                        New Zealand Dollar
Government of New Zealand, 8.00% .....................         350,000            4/15/2004               152,309
Government of New Zealand, 8.00% .....................       1,750,000           11/15/2006               780,869
                                                        Peruvian Sol
Republic of Peru, 4.50% ..............................         250,000            3/07/2017               151,562
                                                        Romanian Leu
Republic of Bulgaria, 6.313%# ........................         675,000            7/30/2001               502,031
                                                        Spanish Peseta
Government of Spain, 6.00% ...........................       1,650,000            1/31/2008             1,541,553
Republic of Brazil, 11.625% ..........................      $  400,000            4/15/2004               409,500
Republic of Panama, 7.875%# ..........................         750,000            2/13/2002               759,750
Republic of Philippines, 7.50% .......................         522,000           12/01/2009               461,970
Republic of South Africa, 9.125% .....................         325,000            5/19/2009               338,000
United Mexican States, 9.875% ........................         325,000            2/01/2010               350,675
                                                                                                      -----------
                                                                                                        9,118,278
                                                                                                      -----------
FINANCE/MORTGAGE 10.6%
Citibank Credit Card Issuance Trust, Series 2000 B Cl.
  B1, 7.05% ..........................................         375,000            9/17/2007               386,599
Citibank Credit Card Issuance Trust, Series 2000 A1
  Cl. A1, 6.90% ......................................         275,000           10/17/2007               286,256
Citibank Credit Card Master Trust Series 1999 Cl. A,
  5.875% .............................................         200,000            3/10/2011               195,312
Countrywide Funding Corp. Note, 6.58% ................         575,000            9/21/2001               579,450
Discover Card, Cl. A, Series 2000, 6.35% .............         275,000            7/15/2008               280,156
DLJ Commercial Mortgage Corp., Commercial Mortgage
  Certificate 2000, Cl. A, 7.50% .....................          75,000            9/10/2010                77,771
DLJ Commercial Mortgage Corp. 98, Cl.
  A1-A, 5.88% ........................................         587,387           11/12/2031               589,163
ERAC USA Finance Co. Note, 6.625%+ ...................          75,000            2/15/2005                73,343
Ford Credit Auto Owner Trust, 2001 B Asset Backed Note
  Cl. A 5, 5.36% .....................................         425,000            6/15/2005               425,263
Ford Motor Credit Co. Note, 6.875% ...................         100,000            2/01/2006               102,224
Ford Motor Credit Co. Bond, 7.375% ...................         125,000            2/01/2011               128,313
Ford Motor Credit Owner Trust, Series 2000 F Class A3,
  6.58% ..............................................         125,000           11/15/2004               129,179
Hollywood Casino Shreveport Mortgage Note, 13.00% ....         250,000            8/01/2006               270,625
Intertek Finance PLC Series B Sr. Sub. Note, 10.25% ..         250,000           11/01/2006               193,750
JP Morgan Chase, 6.75% ...............................         100,000            2/01/2011               100,595
JP Morgan Commercial Mortgage Finance Corp., Mortgage
  Passthru Certificate 1999 C7 Class A1, 6.18% .......         157,942           10/15/2035               159,596
LB Commercial Mortgage Trust 98C4-A1 5.87% ...........         193,707            8/15/2006               194,917
LB Commercial Mortgage Trust 98C4-A1 6.21% ...........         105,000           10/15/2008               104,508
MBNA Master Credit Card Trust II, 6.60% ..............         225,000            4/16/2007               232,664
MBNA Corp. Sr. Note, 6.12% ...........................         425,000            8/13/2001               426,011
MBNA Master Credit Card Trust II,
  6.90% ..............................................         300,000            1/15/2008               310,968
Morgan Project Commercial Mortgage Finance Corp., 97
  C5 Cl. C, 7.238% ...................................         150,000            9/15/2029               152,807
Morgan Stanley Capital Inc. 98-A1, 6.19% .............          55,624            1/15/2007                56,980
Morgan Stanley Capital I Inc., Certificate 1999 Class
  A2, 6.21% ..........................................         250,000            9/15/2008               247,031
Morgan Stanley Dean Witter, 2001 Commercial Mortgage
  Certificate Class
  A4, 6.66% ..........................................         200,000            1/15/2011               200,469
Morgan Stanley Group Inc., 6.75% .....................         125,000            4/15/2011               123,909
Nationslink Funding Corp., Certificate 1998 2 Class E,
  7.105% .............................................         150,000           11/20/2008               145,119
PSE&G Transition Funding LLC, 2001 Transition Bond
  Class A 5, 6.45% ...................................         175,000            3/15/2013               172,648
U.S. West Capital Funding Inc., Note, 6.375% .........         175,000            7/15/2008               168,788
Verizon Global Funding Corp., Note, 7.25%+ ...........         150,000           12/01/2010               155,321
Wells Fargo Bank, 6.45% ..............................          50,000            2/01/2011                49,623
                                                                                                      -----------
                                                                                                        6,719,358
                                                                                                      -----------
CORPORATE 43.6%
Abbey Healthcare Group Inc., 9.50% ...................         125,000           11/01/2002               124,688
Advanstar Communications Inc., Sr. Sub. Note, 12.00%+          100,000            2/15/2011               102,000
AES Corp. Sr. Note, 9.375% ...........................         125,000            9/15/2010               128,339
AES Drax Energy Ltd. Sr. Sec. Note, 11.50%+ ..........         100,000            8/30/2010               109,000
Agrilink Foods Inc., Note, 11.875% ...................         175,000           11/01/2008               147,000
AirGate PCS, Inc. Sr. Sub. Note 0.00% to
  9/30/2004, 13.50% from 10/1/2004 to maturity .......         265,000           10/01/2009               156,350
Alamosa Delaware Inc., Sr. Note, 12.50%+ .............         100,000            2/01/2011                98,000
Alaska Steel Corp. Sr. Note, 9.125% ..................         125,000           12/15/2006               127,500
All Star Gas Corp., Sr. Note, 11.00%@(+) (acquired 9/
  05/96, cost $374,800) ..............................         391,094            6/30/2003               272,788
American Cellular Corp., Sr. Sub. Note, 9.50%+ .......         150,000           10/15/2009               144,000
American Tower Corp., Sr. Note, 9.375%+ ..............         450,000            2/01/2009               446,625
Ametek Inc. Sr. Note, 7.20% ..........................         400,000            7/15/2008               386,372
Anchor Gaming Inc., Sr. Sub. Note, 9.875% ............         250,000           10/15/2008               265,000
Archibald Candy Corp. Sr. Sec. Note, 10.25% ..........         275,000            7/01/2004               147,125
Avista Corp., Sr. Note, 9.75%+ .......................         100,000            6/01/2008                99,047
Ball Corp. Sr. Note, 7.75% ...........................         375,000            8/01/2006               382,500
BE Aerospace Inc., Sr. Sub. Note, 9.50% ..............         325,000           11/01/2008               334,750
Beckman Instruments Inc., Sr. Note, 7.10% ............         500,000            3/04/2003               501,085
British Sky Broadcasting Group PLC Note, 6.875% ......         620,000            2/23/2009               568,459
Buckeye Cellulose Corp. Sr. Sub. Note, 9.25% .........         150,000            9/15/2008               150,750
Buckeye Technologies Inc. Sr. Sub. Note, 8.00% .......          85,000           10/15/2010                79,475
Call-Net Enterprises Inc. Sr. Note,
  8.00%(+) (acquired 7/22/98, cost $497,710) .........         500,000            8/15/2008               115,000
Calpine Corp. Sr. Note, 7.75% ........................         320,000            4/15/2009               304,637
Calpine Corp., Note, 8.50% ...........................         500,000            2/15/2011               496,800
Cargill Inc., Note, 6.25%+ ...........................         150,000            5/01/2006               150,180
Celestica International Inc. Series B Note, 10.50% ...          75,000           12/31/2006                78,000
Charter Communications Holding LLC Sr. Note, 8.625% ..         375,000            4/01/2009               363,750
Charter Communications Holdings, Sr. Note, 10.75% ....         200,000           10/01/2009               216,000
Chesapeake Energy Corp., Sr. Note, 8.125%+ ...........         500,000            4/01/2011               485,000
Citigroup Inc. Note, 7.25% ...........................         400,000           10/01/2010               415,592
Clear Channel Communications Sr. Note, 5.584% ........         125,000            6/15/2001               124,738
CMS Energy Corp., Note, 7.50% ........................         350,000            1/15/2009               323,130
Coca-Cola Enterprises Inc. Deb., 6.95% ...............         125,000           11/15/2026               120,716
Comcast Cable Communications, Note, 6.375% ...........         150,000            1/30/2006               150,504
Concentra Operating Corp., Sr. Sub. Note, 13.00% .....         150,000            8/15/2009               156,000
Constellation Brands Inc., Sr. Note, 8.00%+ ..........         150,000            2/15/2008               153,750
Crown Castle International Corp. Sr. Note, 10.75% ....         450,000            8/01/2011               477,000
CSC Holdings Inc., 7.625%+ ...........................         300,000            4/01/2011               291,504
DAVITA Inc. Sr. Sub. Note, 9.25%+ ....................         100,000            4/15/2011               103,000
Detroit Edison, Cl. A 2, Series 2001, 5.51% ..........         300,000            3/01/2007               300,831
Dover Corp. Deb., 6.65% ..............................         150,000            6/01/2028               137,562
Dresser Inc., Sr. Note, 9.375%+ ......................         125,000            4/15/2011               127,812
Drypers Corp. Series B Sr. Note,
  10.25%[](+) (acquired 7/14/97 through
  8/04/00, cost $758,432) ............................         900,000            6/15/2007                 3,375
Echostar Broadband Corp.. Sr. Note, 10.375% ..........         350,000           10/01/2007               363,125
Econophone Inc. Sr. Note, 13.50%[](+) (acquired
  6/26/97 through 1/29/98, cost $1,024,632) ..........       1,000,000            7/15/2007                25,000
El Paso Energy Corp. Sr. Note, 6.625% ................         300,000            7/15/2001               301,338
Electronic Data Systems Corp., 7.125% ................         150,000           10/15/2009               151,801
Elizabeth Arden Inc., Sr. Note, 11.75% ...............          50,000            2/01/2011                52,250
Energy East Corp. Note, 7.75% ........................          50,000           11/15/2003                51,666
Extended Stay America Inc. Sr. Sub. Note, 9.15% ......         190,000            3/15/2008               182,400
Fairchild Semiconductor Corp., Sr. Sub. Note, 10.50%+           75,000            2/01/2009                72,938
First Wave Marine Inc. Sr. Note,
  11.00%[](+) (acquired 1/27/98, cost $250,000) ......         250,000            2/01/2008                18,750
Flextronics International Ltd., 9.875% ...............         125,000            7/01/2010               123,125
France Telecom SA, Note, 8.50% .......................          75,000            3/01/2031                76,146
Fresenius Medical Care Capital Trust, 9.00% ..........         350,000           12/01/2006               349,125
GE Global Insurance Holding Corp., 7.75% .............         275,000            6/15/2030               296,483
Gentek Inc. Sr. Sub. Note, 11.00% ....................         250,000            8/01/2009               252,500
Global Crossings Holdings Ltd., Sr. Note, 9.625% .....         425,000            5/15/2008               401,625
GNI Group Inc. Sr. Note, 10.875%[](+) (acquired
  8/25/98 and 9/02/98, cost $303,750) ................         300,000            7/15/2005                27,000
Great Central Mines Ltd. Sr. Note, 8.875% ............         350,000            4/01/2008               280,000
Gulfmark Offshore Inc. Sr. Note, 8.75% ...............         175,000            6/01/2008               175,000
Harrah's Operating Inc. Sr. Sub. Note, 7.875% ........         300,000           12/15/2005               303,000
Healthsouth Corp. Sr. Note, 7.00% ....................         125,000            6/15/2008               117,188
Healthsouth Corp., Sr. Note, 8.50%+ ..................         100,000            2/01/2008               101,500
Hollinger International Publishing Inc. Sr. Sub. Note,
  9.25% ..............................................         300,000            2/01/2006               309,000
Hollinger International Publishing Inc. Sr. Sub. Note,
  9.25% ..............................................         150,000            3/15/2007               155,250
Iaisis Healthcare Corp. Sr. Note, 13.00% .............         150,000           10/15/2009               161,250
Insight Midwest LP, Sr. Note, 10.50%+ ................         250,000           11/01/2010               270,000
International Game Technology Inc. Sr. Note, 8.375% ..         400,000            5/15/2009               412,000
International Knife & Saw Inc. Sr. Sub. Note,
  11.375%@(+) (acquired 12/13/99 through 1/14/00,
  cost $243,054) .....................................         315,000           11/15/2006                47,250
International Paper Co., Note, 8.00% .................         275,000            7/08/2003               287,279
International Shipholding Corp. Sr. Note Series B,
  7.75% ..............................................         175,000           10/15/2007               155,750
Iron Mountain Inc., Sr. Sub. Note, 8.625% ............         225,000            4/01/2013               226,969
J. Crew Group Inc. Sr. Deb. Note, 0.00% to 10/14/2002,
  13.125% from 10/15/2002 to maturity ................         220,000           10/15/2008               113,300
J. Crew Operating Corp. Sr. Sub. Note, 10.375% .......         260,000           10/15/2007               235,300
K-III Communications Corp. Sr. Note, 8.50% ...........         455,000            2/01/2006               449,312
Kroger Co., Sr. Deb., 8.00% ..........................          75,000            9/15/2029                78,101
Lear Corp. Sr. Note, 7.96% ...........................         380,000            5/15/2005               380,118
Lyondell Chemical Co. Sr. Sec. Note Series A, 9.625% .          50,000            5/01/2007                51,625
Mandalay Resort Group Sr. Sub. Note, 10.25% ..........         150,000            8/01/2007               157,500
Manor Care Inc., Sr. Note, 8.00%+ ....................         200,000            3/01/2008               199,478
McLeod USA Inc., Sr. Note, 11.375% ...................         225,000            1/01/2009               192,375
MGM Grand Inc. Sr. Sub. Note, 9.75% ..................         150,000            6/01/2007               160,125
MGM Mirage Inc. Sr. Note, 8.50% ......................         160,000            9/15/2010               165,347
Mohegan Tribal Gaming Authority Sr. Note, 8.125% .....         225,000            1/01/2006               230,625
NE Restaurant Inc. Sr. Note, 10.75% ..................         220,000            7/15/2008               135,300
New Jersey Economic Development Authority, 7.425% ....         100,000            2/15/2029               106,052
Newpark Resources Inc. Sr. Sub. Note Series B, 8.625%          400,000           12/15/2007               396,000
Nextel Communications, Sr. Note, 9.375% ..............         300,000           11/15/2009               248,250
North Atlantic Trading Inc. Sr. Note, 11.00%(+)
  (acquired 6/18/97, cost $357,000) ..................         350,000            6/15/2004               294,000
Ocean Energy Corp. Sr. Sub. Note, 8.625% .............         100,000            8/01/2005               102,767
Ocean Energy Inc. Series B Sr. Note, 7.625% ..........          75,000            7/01/2005                77,465
Omnicare Inc., Sr. Sub. Note, 8.125%+ ................         175,000            3/15/2011               177,625
Park Place Entertainment Corp. Sr. Sub. Note, 9.375% .         500,000            2/15/2007               522,500
Peco Energy Transport Trust Series 1999A Cl. A6, 6.05%         400,000            3/01/2009               401,212
Plains Resources Inc., Sr. Sub. Note, 10.25% .........         100,000            3/15/2006               101,000
PMD Group Inc., Note, 11.00%+ ........................          75,000            2/28/2011                77,250
Pogo Producing Co. Sr. Sub. Note, 8.75% ..............         500,000            5/15/2007               511,250
Pogo Producing Co., Sr. Sub. Note, 8.25%+                       50,000            4/15/2011                51,125
Pool Energy Services Co. Sr. Sub. Note, 8.625% .......         225,000            4/01/2008               235,687
Quest Diagnostics Inc. Sr. Sub. Note, 10.75% .........         375,000           12/15/2006               396,562
Remington Products Co., Sr. Sub. Note, 11.00%+ .......         100,000            5/15/2006                94,000
Rogers Wireless Inc., Sr. Note, 9.625%+ ..............         175,000            5/01/2011               174,252
Safety Kleen Services Inc. Sr. Sub. Note,
  9.25%[](+) (acquired 12/09/99 and
  3/08/00, cost $262,453) ............................         350,000            6/01/2008                 2,625
Safeway Inc. Note, 7.00% .............................         300,000            9/15/2002               307,140
SBC Communications Inc., Note, 5.75% .................         275,000            5/02/2006               272,800
Scotts Co., Sr. Sub. Note, 8.625% ....................         220,000            1/15/2009               222,475
Startec Global Communications Corp. Sr. Note,
  12.00%[](+) (acquired 5/18/98, cost $750,000) ......         750,000            5/15/2008                75,000
Stater Brothers Holdings Inc. Sr. Note, 10.75% .......         275,000            8/15/2006               253,000
Steinway Musical Instruments Inc., 8.75%+ ............         150,000            4/15/2011               152,512
Stericycle Inc. Sr. Sub. Note Series B, 12.375% ......         125,000           11/15/2009               136,250
Stone Container Corp., Sr. Note, 9.75% ...............         125,000            2/01/2011               129,375
Tekni Plex Inc. Sr. Sub. Note, 12.75% ................         155,000            6/15/2010               127,875
Telecorp PCS Inc., Sr. Sub. Note, 0.00% to 4/14/2004,
  11.625% from 4/15/2004 to maturity .................         200,000            4/15/2009               128,000
Tembec Industries Inc., Sr. Note, 8.50%+ .............         250,000            2/01/2011               258,750
Time Warner Telecom Inc., Sr. Note, 10.125%+ .........         300,000            2/01/2011               297,000
Tom's Foods Inc. Sr. Sec. Note, 10.50% ...............         200,000           11/01/2004               131,000
Transwestern Publishing Co. Sr. Sub. Note Series D,
  9.625% .............................................         250,000           11/15/2007               248,750
Tritel PCS Inc., 10.375%+ ............................         150,000            1/15/2011               138,000
Triton PCS Inc. Sr. Sub. Note, 0.00% to
  4/30/2003, 11.00% from 5/1/2003 to maturity ........         150,000            5/01/2008               117,000
Triton PCS Inc., Sr. Sub. Note, 9.375%+ ..............         250,000            2/01/2011               238,750
Tyco International Group SA, 6.375% ..................         150,000            2/15/2006               150,516
Union Pacific Corp., Deb., 6.625% ....................         100,000            2/01/2029                88,671
USA Waste Services Inc. Sr. Note, 7.00% ..............         750,000           10/01/2004               754,140
Waste Management Inc. Note, 7.70% ....................       1,000,000           10/01/2002             1,018,710
Westinghouse Air Brake Co. Sr. Note Series B2, 9.375%          150,000            6/15/2005               145,875
Williams Communications Group Sr. Note, 10.875% ......         315,000           10/01/2009               141,750
Williams Communications Group, Sr. Note, 11.70% ......          20,000            8/01/2008                 9,000
Winstar Communications Inc. Sr. Note, 12.50%[] .......          75,000            4/15/2008                 1,125
Winstar Communications Inc., Sr. Note, 12.75%[] ......         150,000            4/15/2010                 3,000
World Access Inc. Sr. Note,
  13.25%[] @(+) (acquired 12/07/99, cost $376,023) ...         500,000            1/15/2008                26,250
                                                                                                      -----------
                                                                                                       27,703,284
                                                                                                      -----------
Total Fixed Income Securities (Cost $65,697,937) ..........................................            60,620,111
                                                                                                      -----------
-----------------------------------------------------------------------------------------------------------------
                                                                                  SHARES
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS & OTHER 0.3%
Ameriking Inc. Sr. Exch. Pfd. @(+) (acquired
  1/09/97 through 2/16/01, cost $476,295)                                              20,635                30,953
Ionica PLC Wts.(+) (acquired 9/5/96 and
  9/12/96, cost $49,578) .............................                                1,000                    10
Loehmanns Holdings Inc. Com.@ ........................                               14,350               135,023
Phase Metrics Inc. Com.*@(+) (acquired
  1/23/98, cost $466,788) ............................                               33,736                22,603
Primus Telecommunications Group Wts.*(+) (acquired 7/
  30/97, cost $5,635) ................................                                  500                   175
Startec Global Communications Corp. Wts.*(+) (acquired
  5/18/98, cost $0) ..................................                                  750                   488
                                                                                                      -----------
Total Common Stocks & Other (Cost $1,456,217) .............................................               189,252
                                                                                                      -----------
-----------------------------------------------------------------------------------------------------------------
                                                          PRINCIPAL             MATURITY               VALUE
                                                            AMOUNT                DATE               (NOTE 1)
-----------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER 5.0%
American Express Credit Corp., 4.58% .................      $  166,000            5/02/2001               166,000
American Express Credit Corp., 4.94% .................       1,075,000            5/15/2001             1,075,000
American Express Credit Corp., 4.43% .................         720,000            5/16/2001               718,671
Citicorp, 4.53% ......................................       1,200,000            5/02/2001             1,200,000
                                                                                                      -----------
Total Commercial Paper (Cost $3,159,671) ..................................................             3,159,671
                                                                                                      -----------
Total Investments -- (Cost $70,313,825) 100.7% ............................................            63,969,034
Cash and Other Assets, Less Liabilities -- (0.7%) .........................................              (422,070)
                                                                                                      -----------
Net Assets - 100.0% .......................................................................           $63,546,964
                                                                                                      ===========

-----------------------------------------------------------------------------------------------------------------
Federal Income Tax Information:

At April 30, 2001, the net unrealized depreciation of investments based on cost for federal income tax purposes of $70,332,600 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of
  value over tax cost .....................................................................           $ 1,159,176
Aggregate gross unrealized depreciation for all investments in which there is an excess of
  tax cost over value .....................................................................            (7,522,742)
                                                                                                      -----------
                                                                                                      ($6,363,566)
                                                                                                      ===========

-----------------------------------------------------------------------------------------
*    Nonincome-producing securities.
**   A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 2001.
+    Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such secur ities among certain qualified buyers. The total cost and market value of Rule 144A securities owned at April 30, 2001 were $5,208, 567 and $5,227,818 (8.23% of net assets), respectively.
(+)  Security restricted as to public resale. At April 30, 2001, there were no outstanding unrestricted securities of the same class as those held. The total value of restricted securities owned at April 30,
     2001 was $961,257 (1.51% of net assets).
#    Interest rates on these floating-rate bonds will reset annually or biannually based on the six month London
     Interbank Offered Rate (LIBOR) plus .8125%.
TBA  Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized and may vary by no more than 1%.
>    Payments of income may be made in cash or in the form of additional securities.
[]   Security is in default.
@    Security valued under consistently applied procedures established by the Trustees.

Futures contracts open at April 30, 2001, are as follows:

                                                                                     UNREALIZED
                                    NOTIONAL               EXPIRATION               APPRECIATION
TYPE                                 AMOUNT                   MONTH                (DEPRECIATION)
---------------------------------------------------------------------------------------------------
U.S. Treasury Bond                 $  300,000              June, 2001                    $15,149
2 Year U.S. Treasury Note          $2,600,000              June, 2001                      6,329
5 Year U.S. Treasury Note          $  400,000              June, 2001                     (3,206)
10 Year U.S. Treasury Note         $  100,000              June, 2001                        641
10 Year U.S. Agency                $  400,000              June, 2001                     (9,341)
                                                                                         -------
                                                                                         $ 9,572
                                                                                         =======

Forward currency exchange contracts outstanding at April 30, 2001, are as follows:

                                                                                          UNREALIZED
                                                                         CONTRACT        APPRECIATION      DELIVERY
TRANSACTION                                         TOTAL VALUE            PRICE        (DEPRECIATION)       DATE
---------------------------------------------------------------------------------------------------------------------

Sell Canadian dollars, Buy U.S. dollars            425,000 CAD         0.65860 CAD          $ 3,233          05/09/01
Sell Canadian dollars, Buy U.S. dollars            840,000 CAD         0.65658 CAD            4,693          05/09/01
Buy New Zealand dollars, Sell U.S. dollars          20,000 NZD         0.42400 NZD             (224)         05/21/01
Sell New Zealand dollars, Buy U.S. dollars         884,000 NZD         0.42400 NZD            9,894          05/21/01
Sell New Zealand dollars, Buy U.S. dollars         836,000 NZD         0.42500 NZD           10,193          05/21/01
Sell New Zealand dollars, Buy U.S. dollars         510,000 NZD         0.43555 NZD           11,733          06/07/01
                                                                                            -------
                                                                                            $39,522
                                                                                            =======

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

April 30, 2001

ASSETS
Investments, at value** (Cost $70,313,825) (Note 1) .........  $  63,969,034
Collateral for securities on loan ...........................      4,791,152
Cash ........................................................        900,806
Interest and dividends receivable ...........................      1,175,572
Receivable for securities sold ..............................        591,251
Receivable for fund shares sold .............................         91,808
Receivable for open forward contracts .......................         39,746
Deferred organization costs and other assets (Note 1) .......         22,982

                                                               -------------
                                                                  71,582,351
LIABILITIES
Payable for collateral received on securities loaned ........      4,791,152
Payable for securities purchased ............................      2,574,370
Payable for fund shares redeemed ............................        255,700
Dividends payable ...........................................        175,913
Accrued transfer agent and shareholder services
  (Note 2) ..................................................         49,781
Accrued management fee (Note 2) .............................         38,334
Accrued distribution and service fees (Note 4) ..............         20,240
Accrued trustees' fees (Note 2) .............................          3,672
Accrued administration fee (Note 2) .........................          2,566
Payable for variation margin (Note 1) .......................          1,219
Payable for open forward contracts ..........................            224
Other accrued expenses ......................................        122,216
                                                               -------------
                                                                   8,035,387
                                                               -------------
NET ASSETS                                                     $  63,546,964
                                                               =============
Net Assets consist of:
  Distribution in excess of net investment income ...........  $    (158,338)
  Unrealized depreciation of investments ....................     (6,344,791)
  Unrealized appreciation of forward contracts and
    foreign currency ........................................         34,731
  Unrealized appreciation of futures contracts ..............          9,572
  Accumulated net realized loss .............................    (16,055,802)
  Paid-in capital ...........................................     86,061,592

                                                               -------------
                                                               $  63,546,964
                                                               =============
Net Asset Value and redemption price per share of
  Class A shares ($22,000,673 / 3,955,430 shares) ...........          $5.56
                                                                       =====
Maximum Offering Price per share of Class A shares
  ($5.56 / .955) ............................................          $5.82
                                                                       =====
Net Asset Value and offering price per share of
  Class B(1) shares ($7,439,408 / 1,342,059 shares)*                   $5.54
                                                                       =====
Net Asset Value and offering price per share of
  Class B shares ($20,876,942 / 3,764,109 shares)*                     $5.55
                                                                       =====
Net Asset Value and offering price per share of
  Class C shares ($4,421,656 / 797,337 shares)* .............          $5.55
                                                                       =====
Net Asset Value, offering price and redemption
  price per share of Class S shares
  ($8,808,285 / 1,584,534 shares) ...........................          $5.56
                                                                       =====

----------------------------------------------------------------------------
 *Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge. **Includes securities on loan valued at $4,607,637

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME FUND

----------------------------------------------------------------------------
STATEMENT OF OPERATIONS
----------------------------------------------------------------------------
For the year ended April 30, 2001

INVESTMENT INCOME
Interest, net of foreign taxes of $1,016 (Note 1) .........    $  6,424,749
Dividends .................................................          64,599
                                                               ------------
                                                                  6,489,348
EXPENSES
Management fee (Note 2) ...................................         541,910
Transfer agent and shareholder services (Note 2) ..........         222,467
Custodian fee .............................................         198,595
Distribution and service fees - Class A (Note 4) ..........          73,409
Distribution and service fees - Class B(1) (Note 4) .......          73,245
Distribution and service fees - Class B (Note 4) ..........         251,784
Distribution and service fees - Class C (Note 4) ..........          60,536
Administration fee ........................................          78,285
Reports to shareholders ...................................          57,540
Audit fee .................................................          39,150
Amortization of organization costs (Note 1) ...............          16,246
Trustees' fees (Note 2) ...................................           7,830
Legal fees ................................................           5,510
Miscellaneous .............................................           3,123
                                                               ------------
                                                                  1,629,630
Fees paid indirectly (Note 2) .............................         (12,087)
                                                               ------------
                                                                  1,617,543
                                                               ------------
  Net investment income ...................................       4,871,805
                                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, FORWARD CONTRACTS AND FUTURES CONTRACTS
Net realized loss on investments (Notes 1 and 3) ..........     (10,808,631)
Net realized loss on futures contracts (Note 1) ...........         (95,953)

Net realized gain on forward contracts and foreign
  currency (Note 1) .......................................         330,044
                                                               ------------
    Total net realized loss ...............................     (10,574,540)
                                                               ------------
Change in unrealized appreciation of investments ..........       2,551,916
Change in unrealized depreciation of forward contracts
  and foreign currency ....................................        (107,453)
Change in unrealized appreciation of futures contracts ....          13,976
                                                               ------------
    Total change in net unrealized appreciation ...........       2,458,439
                                                               ------------
Net loss on investments, forward contracts, foreign
currency and futures contracts ............................      (8,116,101)
                                                               ------------
Net decrease in net assets resulting from operations ......    $ (3,244,296)
                                                               ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            YEARS ENDED APRIL 30
                                                                   ------------------------------------
                                                                         2000                   2001
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income .......................................     $   6,808,233          $   4,871,805
Net realized loss on investments,
  foreign currency, forward contracts and futures contracts .        (3,303,161)           (10,574,540)
Change in unrealized appreciation (depreciation) of
  investments, foreign currency, forward contracts and
  futures contracts .........................................        (6,363,477)             2,458,439
                                                                  -------------          -------------

Net decrease resulting from operations.......................        (2,858,405)            (3,244,296)
                                                                  -------------          -------------
Dividends from net investment income:
    Class A .................................................        (2,367,113)            (1,854,219)
    Class B(1) ..............................................          (419,139)              (504,046)
    Class B .................................................        (2,474,869)            (1,742,895)
    Class C .................................................          (873,066)              (423,099)
    Class S .................................................          (780,960)              (729,677)
                                                                  -------------          -------------
                                                                     (6,915,147)            (5,253,936)
                                                                  -------------          -------------
Net decrease from fund share transactions (Note 5) ..........       (18,639,036)           (11,233,083)
                                                                  -------------          -------------
Total decrease in net assets                                        (28,412,588)           (19,731,315)
NET ASSETS
Beginning of year ...........................................       111,690,867             83,278,279
                                                                  -------------          -------------
End of year (including undistributed (overdistributed) net
  investment income of $119,085 and ($158,338), respectively)     $  83,278,279          $  63,546,964
                                                                  =============          =============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
April 30, 2001

NOTE 1

State Street Research Strategic Income Fund (the "fund") is a series of State Street Research Securities Trust (the "Trust"), which was organized as a Massachusetts business trust in January 1994 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists presently of four separate funds:
State Street Research Strategic Income Fund, State Street Research Legacy Fund, State Street Research Large-Cap Analyst Fund and State Street Research Concentrated Large-Cap Value Fund.

The investment objective of the fund is to provide high current income consistent with overall total return. In seeking to achieve its investment objective, the fund uses an asset allocation strategy, investing primarily in three major categories of fixed-income securities: investment-grade, lower quality and foreign securities.

The fund offers five classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay an annual service and distribution fee of 0.30% of average daily net assets. Class B shares are offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research Funds. Class B(1) and Class B pay annual service and distribution fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain employee retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees. The fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various dealerships among securities in determining value. If not valued by a pricing service, such secuities are valued at prices obtained from independent brokers. Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at closing prices supplied through such system. If not quoted on the Nasdaq system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. The fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. DIVIDENDS
Dividends from net investment income are declared daily and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. FEDERAL INCOME TAXES
No provision for federal income taxes is necessary because the fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At April 30, 2001, the fund had a capital loss carryforward of $15,350,862 available, to the extent provided in regulations, to offset future capital gains, if any, of which $3,347,001 and $12,003,861 expire on April 30, 2008 and April 30, 2009.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1999 through April 30, 2000, the fund incurred net capital losses of $2,008,275 and has deferred and treated such losses as arising in the fiscal year ended April 30, 2001. From November 1, 2000 through April 30, 2001, the fund incurred net capital losses of approximately $677,000 and intends to defer and treat such losses as arising in the fiscal year ended April 30, 2002.

F. DEFERRED ORGANIZATION COSTS
Certain costs incurred in the organization and registration of the fund were capitalized and are being amortized under the straight-line method over a period of five years.

G. FORWARD CONTRACTS AND FOREIGN CURRENCIES
The fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

H. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. SECURITIES LENDING
The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. At April 30, 2001, the value of the securities loaned and the value of collateral were $4,607,637 and $4,791,152 (all consisting of cash collateral invested in State Street Navigator Securities Lending Prime Portfolio), respectively. During the year ended April 30, 2001, income from securities lending amounted to $16,672 and is included in interest income.

J. FUTURES CONTRACTS
The fund may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The fund will limit its risks by entering into a futures position only if it appears to be a liquid investment.

Upon entering into a futures contract, the fund deposits with the selling broker sufficient cash or U.S. Government securities to meet the minimum "initial margin" requirements. Thereafter, the fund receives from or pays to the broker cash or U.S. Government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

K. CHANGE IN ACCOUNTING PRINCIPLE
In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the fund's net asset value, but will change the classifications of certain amounts between interest income and realized and unrealized gain/loss allocated from the Portfolio to the fund in the Statement of Operations.

The fund estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments (but not their market value) by approximately $143,399.

NOTE 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the fund's average daily net assets. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended April 30, 2001, the fees pursuant to such agreement amounted to $541,910.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect, wholly-owned subsidiary of MetLife, provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs. During the year ended April 30, 2001, the amount of such expenses was $97,843.

The fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the year ended April 30, 2001 the fund's transfer agent fees were reduced by $12,087 under this arrangement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $7,830 during the year ended April 30, 2001.

Effective May 3, 2000, the fund has agreed to pay the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee is based on a fixed amount that has been allocated equally among the State Street Research Funds. During the year ended April 30, 2001, the amount of such expenses was $78,285.

NOTE 3

For the year ended April 30, 2001, purchases and sales of securities, exclusive of short-term obligations, aggregated $91,785,928 and $101,261,406, (including $51,325,199 and $51,641,731 of U.S. Government securities), respectively.

NOTE 4

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plans, the fund will pay annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, the fund pays annual distribution fees of 0.05% of average daily net assets for Class A shares and 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to compensate or reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended April 30, 2001, fees pursuant to such plans amounted to $73,409, $73,245, $251,784 and $60,536 for Class A, Class B(1), Class B and Class C shares, respectively.

The fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of MetLife, Inc. earned initial sales charges aggregating $17,387 and $52,252, respectively, on sales of Class A shares of the Fund during the year ended April 30, 2001, and that MetLife Securities, Inc. earned commissions aggregating $72,838 and $14 on sales of Class B(1) and Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $13,638, $37,027 and $281 on redemptions of Class B(1), Class B and Class C shares, respectively, during the year.

NOTE 5

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At April 30, 2001, MetLife owned 835,085 Class A shares, 72,359 Class B(1) shares and 1,176,759 Class S shares of the fund.

These transactions break down by share class as follows:

                                                           YEARS ENDED APRIL 30
                                   --------------------------------------------------------------------
                                                 2000                               2001
                                   ---------------------------------  ---------------------------------
CLASS A                                SHARES            AMOUNT           SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold .....................       1,834,786       $11,867,202        2,489,799       $14,715,761
Issued upon reinvestment of
  dividends from net investment
  income ........................         206,176         1,332,257          186,946         1,096,313
Shares redeemed .................      (2,788,366)      (18,051,759)      (3,236,562)      (19,181,469)
                                       ----------       -----------       ----------       -----------
Net decrease ....................        (747,404)      ($4,852,300)        (559,817)      ($3,369,395)
                                       ==========       ===========       ==========       ===========

CLASS B(1)                             SHARES            AMOUNT           SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold .....................         819,604      $  5,350,587          432,389      $  2,531,918
Issued upon reinvestment of
  dividends from net investment
  income ........................          48,847           312,994           63,071           368,202
Shares redeemed .................        (239,390)       (1,534,272)        (325,024)       (1,901,120)
                                       ----------       -----------       ----------       -----------
Net increase ....................         629,061      $  4,129,309          170,436        $  999,000
                                       ==========       ===========       ==========       ===========

CLASS B                                SHARES            AMOUNT           SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold .....................         302,152      $  1,967,645          213,814      $  1,245,344
Issued upon reinvestment of
  dividends from net investment
  income ........................         256,727         1,656,247          186,808         1,094,168
Shares redeemed .................      (2,105,254)      (13,596,054)      (1,513,217)       (8,896,998)
                                       ----------       -----------       ----------       -----------
Net decrease ....................      (1,546,375)      ($9,972,162)      (1,112,595)    ($  6,557,486)
                                       ==========       ===========       ==========       ===========

CLASS C                                SHARES            AMOUNT           SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold .....................         415,772       $ 2,778,632          114,171       $   660,027
Issued upon reinvestment of
  dividends from net investment
  income ........................          95,290           616,015           44,495           260,850
Shares redeemed .................      (1,568,941)      (10,114,152)        (625,811)       (3,681,603)
                                       ----------       -----------       ----------       -----------
Net decrease ....................      (1,057,879)      ($6,719,505)        (467,145)      ($2,760,726)
                                       ==========       ===========       ==========       ===========

CLASS S                                SHARES            AMOUNT           SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold .....................          27,785        $  181,729           79,089       $   482,687
Issued upon reinvestment of
  dividends from net investment
  income ........................          37,789           243,566           29,298           171,484
Shares redeemed .................        (252,208)       (1,649,673)         (33,472)         (198,647)
                                       ----------       -----------       ----------       -----------
Net increase (decrease) .........        (186,634)      ($1,224,378)          74,915       $   455,524
                                       ==========       ===========       ==========       ===========

STATE STREET RESEARCH STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:
                                                                                  CLASS A
                                         ------------------------------------------------------------------------------------------
                                          AUGUST 30, 1996
                                          (COMMENCEMENT OF                              YEARS ENDED APRIL 30
                                           OPERATIONS) TO        ------------------------------------------------------------------
                                         APRIL 30, 1997(a)             1998(a)          1999(a)          2000(a)          2001(a)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)           7.00                   7.06              7.33             6.88            6.25
                                                 ----                   ----              ----             ----            ----
  Net investment income ($)*                     0.38                   0.55              0.52             0.47            0.42

  Net realized and unrealized
    gain (loss) on investments,
    foreign currency, forward
    contracts and futures
    contracts ($)                                0.01                   0.38             (0.30)           (0.62)          (0.67)
                                                 ----                   ----              ----             ----            ----
TOTAL FROM INVESTMENT OPERATIONS ($)
                                                 0.39                   0.93              0.22            (0.15)          (0.25)
                                                 ----                   ----              ----             ----            ----
  Dividends from net investment
    income ($)                                  (0.31)                 (0.55)            (0.56)           (0.48)          (0.44)
  Distributions from capital
    gains ($)                                   (0.02)                 (0.11)            (0.11)              --              --
                                                 ----                   ----              ----             ----            ----
TOTAL DISTRIBUTIONS ($)                         (0.33)                 (0.66)            (0.67)           (0.48)          (0.44)
                                                 ----                   ----              ----             ----            ----
NET ASSET VALUE, END OF YEAR ($)                 7.06                   7.33              6.88             6.25            5.56
                                                 ====                   ====              ====             ====            ====
Total return(b) (%)                              5.60 (d)              13.70              3.10            (2.16)          (4.01)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($
  thousands)                                   36,110                 41,348            36,227           28,234          22,001
Expense ratio (%)*                               1.35 (e)               1.35              1.36             1.59            1.92
Expense ratio after expense
  reductions (%)*                                1.35 (e)               1.35              1.35             1.58            1.90
Ratio of net investment income
  to average net assets (%)*                     7.30 (e)               7.51              7.36             7.30            7.07
Portfolio turnover rate (%)                    110.37                 179.82            169.92           164.29          132.15

*Reflects voluntary reduction of
  expenses per share of these
  amounts ($)                                    0.01                   0.01              0.01               --              --


                                                      CLASS B(1)
                                        --------------------------------------
                                                 YEARS ENDED APRIL 30
                                        --------------------------------------
                                        1999(a)
                                            (c)        2000(a)      2001(a)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
YEAR ($)                                     6.91         6.87         6.23
                                             ----         ----         ----
  Net investment income ($)                  0.12         0.43         0.37

  Net realized and unrealized gain (loss)
    on investments, foreign currency,
    forward contracts and futures
    contracts ($)                            0.00        (0.64)       (0.66)
                                             ----         ----         ----
TOTAL FROM INVESTMENT OPERATIONS ($)         0.12        (0.21)       (0.29)
                                             ----         ----         ----
  Dividends from net
    investment income ($)                   (0.16)       (0.43)       (0.40)
                                             ----         ----         ----
TOTAL DISTRIBUTIONS ($)                     (0.16)       (0.43)       (0.40)
                                             ----         ----         ----
NET ASSET VALUE, END OF YEAR($)              6.87         6.23         5.54
                                             ====         ====         ====
Total return(b) (%)                          1.71 (d)    (3.04)       (4.69)

RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year ($ thousands)    3,726        7,303        7,439
 Expense ratio (%)                           2.11 (e)     2.34         2.62
 Expense ratio after expense
  reductions (%)                             2.10 (e)     2.33         2.60
 Ratio of net investment income to
  average net assets (%)                     6.54 (e)     6.60         6.36
 Portfolio turnover rate (%)               169.92       164.29       132.15

--------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charge. Total return would be lower if the distributor and its affiliates had not voluntarily reduced a portion of the Fund's expenses.
(c) January 1, 1999 (commencement of share class) to April 30, 1999.
(d) Not annualized.
(e) Annualized.

STATE STREET RESEARCH STRATEGIC INCOME FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                  CLASS B
                                         ---------------------------------------------------------------------------------------
                                          AUGUST 30, 1996
                                          (COMMENCEMENT OF                              YEARS ENDED APRIL 30
                                           OPERATIONS) TO        ---------------------------------------------------------------
                                         APRIL 30, 1997(a)             1998(a)          1999(a)          2000(a)          2001(a)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)           7.00                   7.05              7.31             6.87            6.24
                                                 ----                   ----              ----             ----            ----
  Net investment income ($)*                     0.31                   0.49              0.47             0.43            0.38

  Net realized and unrealized
    gain (loss) on investments,
    foreign currency, forward
    contracts and futures
    contracts ($)                                0.04                   0.38             (0.30)           (0.63)          (0.67)
                                                 ----                   ----              ----             ----            ----
TOTAL FROM INVESTMENT OPERATIONS ($)
                                                 0.35                   0.87              0.17            (0.20)          (0.29)
                                                 ----                   ----              ----             ----            ----
  Dividends from net investment
    income ($)                                  (0.28)                 (0.50)            (0.50)           (0.43)          (0.40)
  Distributions from capital
    gains ($)                                   (0.02)                 (0.11)            (0.11)              --              --
                                                 ----                   ----              ----             ----            ----
TOTAL DISTRIBUTIONS ($)                         (0.30)                 (0.61)            (0.61)           (0.43)          (0.40)
                                                 ----                   ----              ----             ----            ----
NET ASSET VALUE, END OF YEAR ($)                 7.05                   7.31              6.87             6.24            5.55
                                                 ====                   ====              ====             ====            ====
Total return(b) (%)                              4.96 (d)              12.74              2.49            (2.89)          (4.67)

RATIOS/SUPPLEMENTAL DATA:

Net assets at end of year ($
  thousands)                                   19,678                 37,432            44,110           30,417          20,877
Expense ratio (%)*                               2.10 (e)               2.10              2.11             2.34            2.62
Expense ratio after expense
  reductions (%)*                                2.10 (e)               2.10              2.10             2.33            2.60
Ratio of net investment income
  to average net assets (%)*                     6.73 (e)               6.77              6.63             6.54            6.39
Portfolio turnover rate (%)                    110.37                 179.82            169.92           164.29          132.15

*Reflects voluntary reduction of
  expenses per share of these
  amounts ($)                                    0.01                   0.01              0.01               --              --

                                                                                  CLASS C
                                         ----------------------------------------------------------------------------------------
                                          AUGUST 30, 1996
                                          (COMMENCEMENT OF                              YEARS ENDED APRIL 30
                                           OPERATIONS) TO        ----------------------------------------------------------------
                                         APRIL 30, 1997(a)             1998(a)          1999(a)          2000(a)          2001(a)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)           7.00                   7.05              7.31             6.87            6.24
                                                 ----                   ----              ----             ----            ----
  Net investment income ($)*                     0.32                   0.49              0.46             0.43            0.38
  Net realized and unrealized
    gain (loss) on investments,
    foreign currency, forward
    contracts and futures
    contracts ($)                                0.03                   0.38             (0.29)           (0.63)          (0.67)
                                                 ----                   ----              ----             ----            ----
TOTAL FROM INVESTMENT OPERATIONS($)              0.35                   0.87              0.17            (0.20)          (0.29)
                                                 ----                   ----              ----             ----            ----
  Dividends from net investment
    income ($)                                  (0.28)                 (0.50)            (0.50)           (0.43)          (0.40)
  Distributions from capital
    gains ($)                                   (0.02)                 (0.11)            (0.11)              --              --
                                                 ----                   ----              ----             ----            ----
TOTAL DISTRIBUTIONS ($)                         (0.30)                 (0.61)            (0.61)           (0.43)          (0.40)
                                                 ----                   ----              ----             ----            ----
NET ASSET VALUE, END OF YEAR ($)                 7.05                   7.31              6.87             6.24            5.55
                                                 ====                   ====              ====             ====            ====
Total return(b) (%)                              4.96 (d)              12.74              2.49            (2.89)          (4.67)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($
  thousands)                                    8,590                 13,243            15,949            7,887           4,422
Expense ratio (%)*                               2.10 (e)               2.10              2.11             2.34            2.62
Expense ratio after expense
  reductions (%)*                                2.10 (e)               2.10              2.10             2.33            2.60
Ratio of net investment income
  to average net assets (%)*                     6.67 (e)               6.77              6.62             6.52            6.42
Portfolio turnover rate (%)                    110.37                 179.82            169.92           164.29          132.15

*Reflects voluntary reduction of
  expenses per share of these
  amounts ($)                                    0.01                   0.01              0.01               --              --

--------------------------------------------------------------------------------------------------------------------------------
(a)  Per-share figures have been calculated using the average shares method.
(b)  Does not reflect any front-end or contingent deferred sales charge. Total return would be lower if the distributor and its affiliates had not voluntarily reduced a portion of the Fund's expenses.
(c)  January 1, 1999 (commencement of share class) to April 30, 1999.
(d)  Not annualized.
(e)  Annualized.

STATE STREET RESEARCH STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
--------------------------------------------------------------------------------

                                                                                  CLASS S
                                         ------------------------------------------------------------------------------------------
                                          AUGUST 30, 1996
                                          (COMMENCEMENT OF                              YEARS ENDED APRIL 30
                                           OPERATIONS) TO        ------------------------------------------------------------------
                                         APRIL 30, 1997(a)             1998(a)          1999(a)          2000(a)          2001(a)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)           7.00                   7.06              7.33             6.89            6.25
                                                 ----                   ----              ----             ----            ----
  Net investment income ($)*                     0.39                   0.57              0.54             0.49            0.43
  Net realized and unrealized
    gain (loss) on investments,
    foreign currency, forward
    contracts and futures
    contracts ($)                                0.02                   0.38             (0.30)           (0.63)          (0.66)
                                                 ----                   ----              ----             ----            ----
TOTAL FROM INVESTMENT OPERATIONS($)              0.41                   0.95              0.24            (0.14)          (0.23)
                                                 ----                   ----              ----             ----            ----
  Dividends from net investment
    income ($)                                  (0.33)                 (0.57)            (0.57)           (0.50)          (0.46)
  Distributions from capital
    gains ($)                                   (0.02)                 (0.11)            (0.11)              --              --
                                                 ----                   ----              ----             ----            ----
TOTAL DISTRIBUTIONS ($)                         (0.35)                 (0.68)            (0.68)           (0.50)          (0.46)
                                                 ----                   ----              ----             ----            ----
NET ASSET VALUE, END OF YEAR ($)                 7.06                   7.33              6.89             6.25            5.56
                                                 ====                   ====              ====             ====            ====
Total return(b) (%)                              5.76 (d)              13.99              3.51            (2.06)          (3.72)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($
  thousands)                                   10,908                 11,675            11,679            9,437           8,808
Expense ratio (%)*                               1.10 (e)               1.10              1.11             1.34            1.62
Expense ratio after expense
  reductions (%)*                                1.10 (e)               1.10              1.10             1.33            1.60
Ratio of net investment income
  to average net assets (%)*                     7.51 (e)               7.74              7.62             7.55            7.37
Portfolio turnover rate (%)                    110.37                 179.82            169.92           164.29          132.15

*Reflects voluntary reduction of
  expenses per share of these
  amounts ($)                                    0.01                   0.01              0.01               --              --
-------------------------------------------------------------------------------------------------------------------------------
(a)  Per-share figures have been calculated using the average shares method.
(b)  Does not reflect any front-end or contingent deferred sales charge. Total return would be lower if the distributor and its affiliates had not voluntarily reduced a portion of the Fund's expenses.
(c)  January 1, 1999 (commencement of share class) to April 30, 1999.
(d)  Not annualized.
(e)  Annualized.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH SECURITIES TRUST
AND SHAREHOLDERS OF STATE STREET RESEARCH STRATEGIC INCOME FUND:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in the net assets and the financial highlights present fairly, in all material respects, the financial position of the State Street Research Strategic Income Fund (a series of State Street Research Securities Trust, hereafter referred to as the "Trust") at April 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 15, 2001

STATE STREET RESEARCH STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
MANAGEMENT's DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

Class A shares of State Street Research Strategic Income Fund returned -4.01% for the 12 months ended April 30, 2001 [does not reflect sales charge.] That was lower than the Lipper Multi-Sector Income Funds Average, which returned 1.87%. The fund also underperformed the Lehman Brothers Aggregate Bond Index, which returned 12.39%.

Although the environment was good for U.S. Treasury, agency and agency mortgage, and highly-rated corporate bonds, it was a challenge for the mix of lower-rated corporate, high-yield and foreign bonds that are the target of this portfolio. Our investments in lower-rated corporated and high-yield bonds were a drag on performance. Our unhedged position in nondollar bonds also detracted from performance as the euro moved downward against the dollar during most of the period.

Given the difficulties in the high-yield sector, we raised the quality of our investments over the course of the year to control risk. We pared back the high-yield positions and reduced the fund's stake in higher-coupon mortgage debt, moving the proceeds to cash. As the yield spread between corporate and U.S. Treasuries narrowed, we reduced the fund's holdings in high-grade corporate debt in favor of intermediate-maturity U.S. Agency debentures. At the end of the period, approximately 44% of the Fund was invested in high-yield and corporate bonds, 11% in finance/mortgage, 25% in U.S. Government, 16% in international and 4% in cash.

April 30, 2001

KEEP IN MIND THAT PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. Performance reflects maximum 4.5% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charges, where applicable. Performance for Class B(1) reflects Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999. Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs. The Lehman Brothers Aggregate Bond Index is a market-value weighted index of fixed-rate debt issues, including U.S. Treasury, agency, and corporate bond issues, and mortgage-backed securities. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index. The Lipper Multi-Sector Income Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper Index shows you how well the fund has done compared to competing funds.


                          CHANGE IN VALUE OF $10,000
              BASED ON THE LEHMAN BROTHERS AGGREGATE BOND INDEX
                    COMPARED TO CHANGE IN VALUE OF $10,000
                      INVESTED IN STRATEGIC INCOME FUND


CLASS A SHARES

-------------------------------
  Average Annual Total Return
-------------------------------
1 Year   3 Years   Life of Fund
-------------------------------
-8.33%   -2.58%       2.26%
-------------------------------

             STRATEGIC            LEHMAN BROTHERS
              INCOME                 AGGREGATE
               FUND                 BOND INDEX
---------------------------------------------------
8/96         $ 9,550                 $10,000
4/97           9,631                  10,577
4/98          10,950                  11,731
4/99          11,290                  12,467
4/00          11,046                  12,624
4/01          10,603                  14,187

CLASS B(1) SHARES

-------------------------------
  Average Annual Total Return
-------------------------------
1 Year   3 Years   Life of Fund
-------------------------------
-9.13%   -2.59%       2.16%
-------------------------------

             STRATEGIC            LEHMAN BROTHERS
              INCOME                 AGGREGATE
               FUND                 BOND INDEX
---------------------------------------------------
8/96         $10,000                 $10,000
4/97          10,496                  10,577
4/98          11,832                  11,731
4/99          12,127                  12,467
4/00          11,758                  12,624
4/01          11,049                  14,187


CLASS B SHARES

-------------------------------
  Average Annual Total Return
-------------------------------
1 Year   3 Years   Life of Fund
-------------------------------
-9.12%   -2.53%       2.20%
-------------------------------

             STRATEGIC            LEHMAN BROTHERS
              INCOME                 AGGREGATE
               FUND                 BOND INDEX
---------------------------------------------------
8/96         $10,000                 $10,000
4/97          10,496                  10,577
4/98          11,832                  11,731
4/99          12,127                  12,467
4/00          11,777                  12,624
4/01          11,068                  14,187

CLASS C SHARES

-------------------------------
  Average Annual Total Return
-------------------------------
1 Year   3 Years   Life of Fund
-------------------------------
-5.56%   -1.74%       2.51%
-------------------------------

             STRATEGIC            LEHMAN BROTHERS
              INCOME                 AGGREGATE
               FUND                 BOND INDEX
---------------------------------------------------
8/96         $10,000                 $10,000
4/97          10,496                  10,577
4/98          11,832                  11,731
4/99          12,127                  12,467
4/00          11,777                  12,624
4/01          11,227                  14,187

CLASS S SHARES

-------------------------------
  Average Annual Total Return
-------------------------------
1 Year   3 Years   Life of Fund
-------------------------------
-3.72%   -0.81%       3.54%
-------------------------------

             STRATEGIC            LEHMAN BROTHERS
              INCOME                 AGGREGATE
               FUND                 BOND INDEX
---------------------------------------------------
8/96         $10,000                 $10,000
4/97          10,576                  10,577
4/98          12,056                  11,731
4/99          12,479                  12,467
4/00          12,222                  12,624
4/01          11,767                  14,187

-------------------------------------------------------------------------------

---- STRATEGIC INCOME FUND            ---- LEHMAN BROTHERS AGGREGATE BOND INDEX

-------------------------------------------------------------------------------

STATE STREET RESEARCH STRATEGIC INCOME FUND

------------------------------------------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH SECURITIES TRUST
------------------------------------------------------------------------------------------------------------------

FUND INFORMATION                           OFFICERS                               TRUSTEES

STATE STREET RESEARCH                      RICHARD S. DAVIS                       RICHARD S. DAVIS
STRATEGIC INCOME FUND                      Chairman of the Board,                 Chairman of the Board, President
One Financial Center                       President and Chief                    and Chief Executive Officer,
Boston, MA 02111                           Executive Officer                      State Street Research &
                                                                                  Management Company
INVESTMENT ADVISER                         MAUREEN DEPP
State Street Research &                    Vice President                         BRUCE R. BOND
Management Company                                                                Former Chairman of the Board,
One Financial Center                       JOHN H. KALLIS                         Chief Executive Officer and
Boston, MA 02111                           Vice President                         President, PictureTel Corporation

DISTRIBUTOR                                MARK A. MARINELLA                      STEVE A. GARBAN
State Street Research                      Vice President                         Former Senior Vice President
Investment Services, Inc.                                                         for Finance and Operations and
One Financial Center                       KIM M. PETERS                          Treasurer, The Pennsylvania
Boston, MA 02111                           Vice President                         State University

SHAREHOLDER SERVICES                       JAMES M. WEISS                         DEAN O. MORTON
State Street Research                      Vice President                         Former Executive Vice
Service Center                                                                    President,  Chief Operating
P.O. Box 8408                              ELIZABETH MCCOMBS WESTVOLD             Officer and Director,
Boston, MA 02266-8408                      Vice President                         Hewlett-Packard Company
1-87-SSR-FUNDS (1-877-773-8637)
                                           KENNARD WOODWORTH, JR.                 SUSAN M. PHILLIPS
CUSTODIAN                                  Vice President                         Dean, School of Business
State Street Bank and                                                             and Public Management,
Trust Company                              PETER A. ZUGER                         George Washington University;
225 Franklin Street                        Vice President                         former Member of the Board
Boston, MA 02110                                                                  of Governors of the Federal
                                           DOUGLAS A. ROMICH                      Reserve System and Chairman
LEGAL COUNSEL                              Treasurer                              and Commissioner of the
Goodwin Procter LLP                                                               Commodity Futures Trading
Exchange Place                             EDWARD T. GALLIVAN, JR.                Commission
Boston, MA 02109                           Assistant Treasurer
                                                                                  TOBY ROSENBLATT
INDEPENDENT ACCOUNTANTS                    FRANCIS J. MCNAMARA, III               President, Founders Investments Ltd.
PricewaterhouseCoopers LLP                 Secretary and General Counsel
160 Federal Street                                                                MICHAEL S. SCOTT MORTON
Boston, MA 02110                           DARMAN A. WING                         Jay W. Forrester Professor of
                                           Assistant Secretary and                Management, Sloan School of
                                           Assistant General Counsel              Management, Massachusetts
                                                                                  Institute of Technology
                                           SUSAN E. BREEN
                                           Assistant Secretary

                                           AMY L. SIMMONS
                                           Assistant Secretary

STATE STREET RESEARCH STRATEGIC INCOME FUND                    -----------------
One Financial Center                                               PRSRT STD
Boston, MA 02111-2690                                                AUTO
                                                               U.S. POSTAGE PAID
                                                                 HOLLISTON, MA
                                                                 PERMIT NO. 20
                                                               -----------------

QUESTIONS? COMMENTS?

E-MAIL us at:
     info@ssrfunds.com
Visit us on the INTERNET at:
     www.ssrfunds.com
CALL us toll-free at 1-87-SSR-FUNDS (1-877-773-8637)
     Hearing-impaired: 1-800-676-7876
     Chinese- and Spanish-speaking: 1-888-638-3193
WRITE us at:
     State Street Research
     Service Center
     P.O. Box 8408
     Boston, MA 02266-8408

[logo] State Street Research

(C)2001 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

This report is prepared for the general information of current shareholders.

This publication must be preceded or accompanied by a current State Street Research Strategic Income Fund prospectus.

When used after June 30, 2001, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

CONTROL NUMBER: (exp0602) SSR-LD                                   SI-1889-0601

[LOGO] STATE STREET RESEARCH

                 Large-Cap Analyst Fund (formerly Galileo Fund)
--------------------------------------------------------------------------------

                         Annual Report to Shareholders
                         April 30, 2001

In This Report                     Experience
                                   in Charge

                                   [GRAPHIC]

                            Large-Cap Analyst Fund's
                         Seasoned Investment Team Works
                                in a Special Way

                                      plus

                                           Slow but Positive Economic Growth
                                           Inspires Cautious Optimism

                                           How Large-Cap Analyst Fund's
                                           Analysts Uncover Opportunity

                                           Fund Portfolio and Financials

--------------------------------------------------------------------------------

     Contents

  2  12 Month Review

     A look at the fund and its market environment over the past 12 months

  6  Performance in Perspective

     The most recent performance in the context of the fund's track record

  8  The Fund in Detail

     Portfolio holdings, financials and notes

>From the Chairman

Rebound?

That's what investors are hoping for after one of the most challenging periods in the U.S. stock market in recent years. Hope resurfaced early in 2001 as most major stock indexes posted strong gains in January. However, the rally was short-lived. Then, stocks moved up again in April as the Federal Reserve Board continued to cut short-term interest rates and the U.S. economy registered modest growth in the first quarter.

[PHOTO]
Richard S. Davis

The lesson from these turbulent times is that diversification is still a sensible investment principle: Divide your assets among stocks, bonds and cash. Consider rebalancing your portfolio when it strays from its original mix. And don't let volatility derail your regular investment plan.

Diversification may not be a shortcut to your financial goals, but it's a road well-traveled by successful investors.

Sincerely,


/s/ Richard S. Davis

Richard S. "Dick" Davis
Chairman
April 30, 2001

12 Month Review  Management's Discussion of Fund Performance Part 1

                           How State Street Research
                        Large-Cap Analyst Fund Performed

In a period that was difficult for the stock market, State Street Research Large-Cap Analyst Fund returned -9.65% for the 12 months ended April 30,2001.(1) It fared better than the Russell 1000(R) Index, which returned -13.66% over the same period.(2) The fund also outperformed the Lipper Large-Cap Core Funds Average, which returned -13.47% for the period.(3)

Reasons for the Fund's Performance

We became more defensive in our stock selection during the period. In general, we focused on companies with strong business prospects, and the fund benefited because these higher-quality companies outperformed. In the first half of the period, insurance and healthcare stocks were strong. However, they gave back some of their gains in the second half of the period. Our best performers in the second half were companies that did well despite a slowing economy, especially retail stocks Bed Bath & Beyond, Staples, Target, CVS and Safeway. Although the fund was hurt by the technology correction, the blow was softened by the fund's neutral weighting in technology. Near the end of the period, we began to look for bargains among technology stocks, and our investment in Micron late in the period made a positive contribution to performance.

Changes in the Portfolio

Early in the period, we decreased the fund's exposure to retail stocks. However, we began to add to early-cycle retail companies, which tend to do well as the economy picks up, as we expect it will in the second half. We also positioned the fund to benefit from a technology rebound. We bought Micron in the semiconductor industry and we added to existing positions in high-quality technology stocks such as Sun Microsystems and EMC as their prices came down.

More Management's Discussion of Fund Performance on pages 6 and 7.

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.

Class A Shares(1)
[DOWN ARROW]
-9.65%

"We have emphasized companies that tend to do well as the economy picks up."

[PHOTO]
Maureen Depp
Portfolio Manager,
State Street Research
Large-Cap Analyst Fund

Russell 1000(R)
Index(2)
[DOWN ARROW]
-13.66%


2 State Street Research Large-Cap Analyst Fund

--------------------------------------------------------------------------------
[GRAPHIC] The Fund at a Glance as of 4/30/01
--------------------------------------------------------------------------------

State Street Research Large-Cap Analyst Fund: A growth fund emphasizing stock selection within a defined sector mix.

Bed Bath & Beyond

The leading home goods retailing superstore, Bed Bath & Beyond has benefited from skilled company management and weak competition. The stock's valuation remains attractive, and we think the opportunities are still as good as when we first invested.

[GRAPHIC]

Hits & Misses

[GRAPHIC]

i2 Technologies

i2, a leader in supply chain management software, suffered a double whammy: The stock was dragged down when high-valuation technology stocks corrected, and the company's profit growth has suffered because manufacturers are reluctant to spend money in a slowing economy. However, we still believe in the company's longer-term prospects.

Total Net Assets: $59.2 million

--------------------------------------------------------------------------------
Top 10 Holdings

    Issuer/Security                                            % of fund assets

 1  General Electric                                                       3.0%

 2  Exxon Mobil                                                            2.9%

 3  Pfizer                                                                 2.8%

 4  Exelon                                                                 2.3%

 5  Citigroup                                                              2.3%

 6  Microsoft                                                              2.1%

 7  Johnson & Johnson                                                      2.0%

 8  Sun Microsystems                                                       1.8%

 9  Genzyme                                                                1.7%

10  Target                                                                 1.7%

    Total                                                                 22.6%

See page 11 for more detail.

--------------------------------------------------------------------------------
Performance: Class A

Fund average annual total return as of 4/30/01(1),(4),(6)
(does not reflect sales charge)

                                       Life of Fund
     1 Year            3 Years           (3/11/98)
------------------------------------------------------
     -9.65%             8.21%              9.14%

Russell 1000(R) Index as of 4/30/01(2)

                                       Life of Fund
     1 Year            3 Years           (3/11/98)
------------------------------------------------------
     -13.66%            5.31%             21.58%

Fund average annual total return as of 3/31/01(4),(5),(6)
(at maximum applicable sales charge)

                                       Life of Fund
     1 Year            3 Years           (3/11/98)
------------------------------------------------------
     -22.96%            3.46%              4.41%

Russell 1000(R) Index as of 3/31/01(2)

                                       Life of Fund
     1 Year            3 Years           (3/11/98)
------------------------------------------------------
     -22.75%            2.98%             12.54%

See pages 6 and 7 for data on other share classes.

--------------------------------------------------------------------------------
Top 5 Industries

% of fund assets

     [THE FOLLOWING INFORMATION WAS ALSO REPRESENTED AS A BAR CHART IN THE
                               PRINTED MATERIAL]

April 30, 2000

Telecommunications                                                          8.2%
--------------------------------------------------------------------------------
Drugs & Biotechnology                                                       7.8%
--------------------------------------------------------------------------------
Retail                                                                      7.0%
--------------------------------------------------------------------------------
Communications Technology                                                   6.7%
--------------------------------------------------------------------------------
Electronics                                                                 5.8%
--------------------------------------------------------------------------------

April 30, 2001

Drugs & Biotechnology                                                      13.9%
--------------------------------------------------------------------------------
Multi-Sector                                                                7.3%
--------------------------------------------------------------------------------
Computer Software                                                           6.6%
--------------------------------------------------------------------------------
Banks & Savings & Loans                                                     5.9%
--------------------------------------------------------------------------------
Insurance                                                                   5.4%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ticker Symbols

State Street Research Large-Cap Analyst Fund

Class A: SGASX Class B(1): SGLPX* Class B: SGBLX* Class C: SGCLX* Class S:
SGLSX*

--------------------------------------------------------------------------------
(1)   Does not reflect sales charge.

(2) The Russell 1000(R) Index is an index of the 1,000 largest publicly traded U.S. companies. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index.

(3) The Lipper Large-Cap Core Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared to competing funds.

(4) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value.

(5)   Performance reflects a maximum 5.75% Class A share front-end sales charge.

(6) Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower.

*     Proposed.

[GRAPHIC] The Way We Think

                              Experience in Charge                     [GRAPHIC]

Here's how most mutual funds operate: There's a portfolio manager who visits companies, weighs the recommendations of analysts who do most of the fundamental research, and decides what stocks to buy and when to sell. The manager is a seasoned investment professional and, in most companies, the analysts are junior team members who aspire to become portfolio managers some day.

But at State Street Research, the position of analyst is a career path where experience is highly valued, and this significant difference was the idea behind State Street Research Large-Cap Analyst Fund (formerly Galileo Fund).The fund taps the experience and talents of 17 State Street Research analysts who are responsible for buying and selling stocks in each of the industries they follow. "Our analysts do the research, and they decide what to buy and what to sell within their respective sectors. We cut out the middle man," says Maureen Depp, Large-Cap Analyst Fund portfolio manager.

Sector Neutral to Help Manage Risk

However, neither Depp nor her associates attempt to "time the market" by making bets on which sector is going to do better or worse in the period ahead. Instead, each analyst is charged with finding the very best companies within a sector and identifying industry groups that might be ripe for opportunity. For example, last year the healthcare team decided to add to the fund's biotechnology weighting after the stocks had been severely beaten down. Yet the fund's overall healthcare weighting remained in line with that of the Russell 1000(R) Index.(1)

Analysts receive regular reports from State Street Research's quantitative group that indicate if, when and by how much the fund has shifted away from a

Slow but Positive Economic Growth Inspires Cautious Optimism

An abrupt slowdown in U.S. economic growth in the second half of 2000 fueled speculation about recession for the year ahead. However, the weakness that gripped the nation's economy near the end of last year seemed less troublesome by April. The U.S. Department of Commerce reported that the economy grew at an annualized rate of 1.3% during the first quarter, up slightly from 1.1% in the fourth quarter.

Business Leading Pullback

The key variable in the current economic slowdown has been American business. A steep drop in orders for capital equipment suggests that companies are scaling back investment to meet lowered expectations. Capital goods orders have declined. As a string of market-leading companies announced profit disappointments in the first quarter, layoffs began to cloud the employment picture.

Despite this gloomy outlook for business, American households have continued to buy homes, autos and other durable goods. Unemployment has edged upward, but at 4.5% it is still relatively low. Consumer confidence moved sharply downward late last year, but by April it had rebounded, an indication that many Americans think the worst could be behind us.

Bonds Outperform Stocks

Technology stocks led the markets downward. The technology-heavy Nasdaq Composite returned -45.07% while the S&P 500 returned -12.97%.(1) Despite rising short-term interest rates, U.S. government mortgage and municipal bonds were strong performers in the first half of the period. As interest rates headed downward, corporate and high-yield bonds picked up in the first half of 2001. Foreign market performance was generally disappointing. Although the economic picture outside the U.S. is somewhat brighter (with Japan a notable exception), most foreign stock markets were in the red along with the U.S.

                          The U.S. Economy Slows Down
                    % change in gross Domestic Product (GDP)

     [THE FOLLOWING INFORMATION WAS ALSO REPRESENTED AS A BAR CHART IN THE
                               PRINTED MATERIAL]

Q2/00           5.6%

Q3/00           2.2%

Q4/00           1.1%

Q1/01           1.3%

Source: Bureau of Economic Analysis


4 State Street Research Large-Cap Analyst Fund sector's weighting in the index. They use this information to correct any deviation. Over time, the fund's sector neutral approach is expected to reduce volatility relative to the index.

Industry Knowledge Runs Deep

Large-Cap Analyst Fund's investment team resumes are impressive, with 17 analysts averaging 14 years of experience. Seven analysts have at least 20 years of experience. "That level of experience allows us to bring in younger associates who are mentored by our analysts to help them develop their talents," says Depp.

The portfolio also benefits from specialties developed over a career analyst's tenure. Kevin Beatty, the fund's financial services analyst, came to State Street Research after years in the banking industry. Dr. John Borzilleri, an investment veteran and medical doctor,is the fund's healthcare analyst and manager of State Street Research Health Sciences Fund. The newest member of the healthcare team, Erin Xie, has scientific research experience as well as a PhD in biochemistry.

Where Experience Matters

Years of experience also helped the fund's analysts stay clear of the Internet bubble that was forming in 2000. Media and entertainment analyst Larry Haverty avoided the consumer-related Internet companies that attracted enthusiastic attention from many investors and deployed the sector's investments into integrated entertainment companies such as Disney and Viacom. Although neither has been a spectacular performer for the fund so far, Haverty continues to believe they have far better long-term potential and little of the downside of the Internet companies, some of which lost 80% of their value--or more--when the bubble finally burst.

Depp also believes that experience has been a factor for the fund in light of the market's overall volatility during the past year. "If you've seen a down market, it's easier to keep your head," says Depp. "You don't panic." In fact, Depp knows from experience that there are good stocks to be found even when the markets are volatile. In the midst of last year's technology downturn, the fund's emphasis on insurance stocks helped offset losses. Bill Hamilton, the fund's insurance analyst, picked up on an important change in the industry's pricing power way ahead of the rest of the market (see sidebar),something an analyst without his 25 years of perspective on the industry might not have seen. "Some things you can get right through diligent research or by being smart," says Depp, "but experience is often the edge within the Large-Cap Analyst Fund's investment team."

Large-Cap Analyst Fund Sector Weightings are managed to mirror the Russell 1000(R) Index

Portfolio characteristics as of 3/31/01

     [THE FOLLOWING INFORMATION WAS ALSO REPRESENTED AS A BAR CHART IN THE
                               PRINTED MATERIAL]

                         Large-Cap Analyst Fund     Russell 1000 Index(1)
                         ----------------------     ---------------------

Autos & Trans                     0.9%                       2.1%
Consumer                         18.9%                      18.6%
Fin'l. Services                  20.2%                      20.3%
Healthcare                       14.4%                      14.3%
Energy                            7.2%                       6.9%
Mat'l & Proc                      2.2%                       2.5%
Prod. Durables                    3.8%                         3%
Tech                             16.1%                      16.8%
Utilities                         8.8%                      10.1%
Other                             7.4%                       5.3%

(1) The S&P 500 (officially the "S&P 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Russell 1000 Index is an index of the 1000 largest publicly traded U.S. companies. The indexes do not take transaction charges into consideration. It is not possible to invest directly in an index.

A Closer Look [GRAPHIC]

How Large-Cap Analyst Fund's Analysts Uncover Opportunity

[PHOTO]
Bill Hamilton,
Large-Cap Analyst Fund
Insurance Analyst

"In the summer of 1999, we picked up on an indicator in the commercial sector of the fire and casualty insurance industry: Rate decreases were getting smaller. It was the first time in almost 15 years that there had been an improvement in pricing. As a result, we raised our commitment to insurance stocks just as their prices took off last year. In the months since, they have given back some of their gains as investors have taken profits. Even though they have underperformed in 2001 we continue to hold on to them because we don't believe the pricing cycle has peaked."

[PHOTO]
Jim Moore,
Large-Cap Analyst Fund
Semiconductor Analyst

"Because semiconductor stocks were among the first technology stocks to correct, we believe they could be among the first to emerge from the downturn that is still going on. And because they have corrected so sharply, we believe there is also less downside risk in the group than in some other areas of technology. Of course, even some of our best-reasoned moves have gone unrewarded. Last year we invested in Lucent when its stock price was down. However, its underlying businesses deteriorated rapidly and we sold the stock at a loss."

[GRAPHIC] Performance in Perspective Management's Discussion of Fund Performance
Part 2

                    Performance Figures as of April 30, 2001

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is never a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. Three ways of measuring long-term performance are cumulative returns, average annual returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return

This represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated. Performance would be lower if sales charges were reflected.

Average Annual Total Return

Average annual total return percentage is the rate you would have had to earn during each year of a given time period --say, five years--in order to end up with the fund's actual cumulative return for those five years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over Life of Fund

This example is similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000. It also compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
Class A Front Load

o Initial sales charge of 5.75% or less, with lower sales charges for larger investments (see the fund prospectus for details)

o Lower annual expenses than Class B(1) or Class C shares because of lower service (12b-1) fee of 0.30%

                                                         Life of Fund
Cumulative Total Return            1 Year    3 Years       (3/11/98)
--------------------------------------------------------------------------------
(does not reflect                  -9.65%     26.71         31.62%
sales charge)

                                                         Life of Fund
Average Annual Total Return        1 Year    3 Years       (3/11/98)
--------------------------------------------------------------------------------
(at maximum applicable            -14.85%      6.10          7.10%
sales charge)

$10,000 Over Life of Fund

        [THE FOLLOWING INFORMATION WAS PRESENTED AS A LINE CHART IN THE
                               PRINTED MATERIAL]

o Class A

4/30/98         $10,000
4/30/01         $11,692

o Russell 1000 Index

4/30/98         $10,000
4/30/01         $12,219
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B(1) Back Load

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within six years

o     Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                         Life of Fund
Cumulative Total Return            1 Year    3 Years       (3/11/98)
--------------------------------------------------------------------------------
(does not reflect                 -10.23%     23.98         28.53%
sales charge)

                                                         Life of Fund
Average Annual Total Return        1 Year    3 Years       (3/11/98)
--------------------------------------------------------------------------------
(at maximum applicable            -14.38%      6.56          7.50%
sales charge)

$10,000 Over Life of Fund

        [THE FOLLOWING INFORMATION WAS PRESENTED AS A LINE CHART IN THE
                               PRINTED MATERIAL]

o Class B(1)

4/30/98         $10,000
4/30/01         $12,553

o Russell 1000 Index

4/30/98         $10,000
4/30/01         $12,219
--------------------------------------------------------------------------------


6 State Street Research Large-Cap Analyst Fund

--------------------------------------------------------------------------------
Class B Back Load (only available through exchanges from another Class B account)

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within five years

o     Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                              Life of Fund
Cumulative Total Return              1 Year      3 Years       (3/11/98)
--------------------------------------------------------------------------------
(does not reflect                    -10.30%      23.96          28.50%
sales charge)

                                                              Life of Fund
Average Annual Total Return          1 Year      3 Years       (3/11/98)
--------------------------------------------------------------------------------
(at maximum applicable               -14.45%       6.55          7.50%
sales charge)

$10,000 Over Life of Fund

        [THE FOLLOWING INFORMATION WAS PRESENTED AS A LINE CHART IN THE
                               PRINTED MATERIAL]

o Class B

4/30/98         $10,000
4/30/01         $12,550

o Russell 1000 Index

4/30/98         $10,000
4/30/01         $12,219
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Level Load

o     No initial sales charge

o Deferred sales charge of 1%, paid if you sell shares within one year of purchase

o     Lower deferred sales charge than Class B(1) shares

o     Annual distribution/service (12b-1) fee of 1.00%

o No conversion to Class A shares after eight years, so annual expenses do not decrease

                                                                   Life of Fund
Cumulative Total Return              1 Year        3 Years          (3/11/98)
--------------------------------------------------------------------------------
(does not reflect                    -10.28%        23.93             28.60%
sales charge)

                                                                   Life of Fund
Average Annual Total Return          1 Year        3 Years          (3/11/98)
--------------------------------------------------------------------------------
(at maximum applicable               -11.12%        7.41              8.33%
sales charge)

$10,000 Over Life of Fund

        [THE FOLLOWING INFORMATION WAS PRESENTED AS A LINE CHART IN THE
                               PRINTED MATERIAL]

o Class C

4/30/98         $10,000
4/30/01         $12,860

o Russell 1000 Index

4/30/98         $10,000
4/30/01         $12,219
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class S Special Programs

o Available through certain retirement accounts, advisory accounts of the investment manager and other programs that usually involve special conditions and separate fees (see the prospectus for details)

o     No sales charges of any kind

o No distribution/service (12b-1) fees; annual expenses are lower than for other share classes

                                                               Life of Fund
Cumulative Total Return            1 Year       3 Years          (3/11/98)
--------------------------------------------------------------------------------
(does not reflect                  -9.38%        27.75            32.70%
sales charge)

                                                               Life of Fund
Average Annual Total Return        1 Year       3 Years          (3/11/98)
--------------------------------------------------------------------------------
(at maximum applicable             -9.38%        8.51              9.42%
sales charge)

$10,000 Over Life of Fund

        [THE FOLLOWING INFORMATION WAS PRESENTED AS A LINE CHART IN THE
                               PRINTED MATERIAL]

o Class S

4/30/98         $10,000
4/30/01         $13,270

o Russell 1000 Index

4/30/98         $10,000
4/30/01         $12,219
--------------------------------------------------------------------------------

A Closer Look [GRAPHIC]

12b-1 fees

12b-1 fees are named after the SEC rule that permits them.

The fund pays 12b-1 fees to cover service and distribution costs. The fees cover personal services and the maintenance of shareholder accounts.

The fees also cover selling and marketing expenditures for the sale of fund shares.

The fund pays 12b-1 fees out of its assets, so shareholders see them as an indirect charge rather than a direct charge.

All of the performance figures on these pages assume reinvestment of dividends and distributions at net asset value.

The average annual total returns for the fund also include the effects of any fees and sales charges that would apply for each share class.

The Russell 1000 Index is an index of the 1,000 largest publicly traded U.S. companies. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

Keep in mind that past performance is no guarantee of future results. The fund's share price and return will fluctuate and you may have a gain or loss when you sell your shares.

Performance for Class B(1) reflects Class B performance through December 31, 1998. Class B(1) was introduced January 1, 1999.

[GRAPHIC] The Fund in Detail

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations for the past fiscal year and give a summary of operations on a per-share basis for the past four fiscal years. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

                                                                       [GRAPHIC]

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 9 to 22 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks and expenses, refer to the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To obtain a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.


8 State Street Research Large-Cap Analyst Fund

About the Fund
--------------------------------------------------------------------------------

Business Structure

State Street Research Large-Cap Analyst Fund (formerly State Street Research Galileo Fund) is a mutual fund that allows shareholders to pool their assets for investment in a portfolio of securities. This fund is a series of State Street Research Securities Trust, a Massachusetts business trust, and is an open-end management investment company.

Four entities administer the fund's main business functions:

o The board of trustees oversees the fund with its shareholders' interests in mind and have ultimate responsibility for the fund's activities.

o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities and receives the management fee as compensation.

o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders and provides other shareholder services.

o The custodian, State Street Bank and Trust Company, holds fund securities, provides data on their market value and handles related services.

The investment manager and the distributor are subsidiaries of MetLife, Inc. ("MetLife"). State Street Bank and Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental).A majority of the trustees consists of people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firm's employee benefit plans and other sponsored arrangements.

Goal and Strategy

The fund seeks to provide long-term growth of capital. In seeking to achieve its investment objective, the fund invests at least 65% of total assets in stocks and convertible securities of companies in the Russell 1000 Index (an index of the 1,000 largest publicly traded U.S. companies) and of other U.S. and foreign companies of comparable size.

Share Classes

The fund generally offers four share classes, each with its own sales charge and expense structure. The fund also offers an additional class of shares (Class B) but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) and Class B shares pay annual service and distribution fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase and shares also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of the investment manager, and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees.

            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day wasn't a business day, then the most recent business day).The fund uses the following methods for determining the values of various types of securities:

o Listed securities - The fund uses the price of the last sale on a national securities exchange that was quoted before the close of the New York Stock Exchange.

o Over-the-counter securities - The fund uses the closing prices quoted on the Nasdaq system. If a security hasn't traded that day, or if it is not quoted on the Nasdaq system, the value is set at halfway between the closing bid and asked quotations.

o Securities maturing within sixty days - The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

o     Interest - The fund accrues interest daily as it earns it.

o     Cash dividends - The fund accrues these on the ex-dividend date.

The fund may seek additional income by lending portfolio securities to qualified institutions.The fund will receive cash or securities as collateral in the amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in theses transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money. The fund accounts for income from the lending of its securities by including it in interest income.

The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used generally accepted accounting principles. The fund distributes its earnings on the following schedule:

o Dividends from net investment income - The fund ordinarily declares and pays these annually, if any, and may make an additional distribution if tax regulations make it necessary.

o Net realized capital gains - The fund distributes these annually, if any, and may make an additional distribution if tax regulations make it necessary.

If the fund has no earnings to distribute, it won't make a distribution.

The fund does not intend to pay federal income tax. This is because it has elected to be exempt from taxes under Subchapter M of the Internal Revenue Code, in part because it makes distributions as described above.

The fund pays expenses as follows:

o Expenses attributed to the fund - The fund pays these directly. Examples of these expenses include the management fee, transfer agent fee, custodian fee and distribution and service fees.

o Expenses attributed to the trust of which the fund is a series - These expenses are divided up among all funds in the trust. Each fund pays a proportional share. Examples of these expenses include the legal fees and trustees fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities and income and expenses. Actual results could differ from those estimates.

The text and notes are an integral part of the financial statements.


10 State Street Research Large-Cap Analyst Fund

Portfolio Holdings April 30, 2001
--------------------------------------------------------------------------------

The listings that begin on this page detail the fund's investment holdings as of the report date. We have grouped the holdings by asset class and by smaller subgroups as well. For example, we have grouped this stocks by sector of the economy, and then by specific industry within each sector.

The solid colored circles (1) show the fund's ten largest holdings, with the number in the circle showing where the holding ranks in the top ten.

--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEY TO SYMBOLS

*     Denotes a security which has not paid a dividend during the last year.

+ Denotes an American Depositary Receipt, a form of ownership of foreign securities that is traded in the United States and denominated in U.S. dollars.
--------------------------------------------------------------------------------

    Issuer                                           Shares            Value
    ----------------------------------------------------------------------------
    Common Stocks  99.4% of net assets

    Automobiles & Transportation 1.1%
    of net assets
    ----------------------------------------------------------------------------

    Tires & Rubber 1.1%
    Goodyear Tire & Rubber Co.                       26,800          $662,764
                                                                   ----------
    Total Automobiles & Transportation                                662,764
                                                                   ----------

    Consumer Discretionary 11.8% of net assets
    ----------------------------------------------------------------------------

    Advertising Agencies 0.7%
    Omnicom Group Inc.                                4,700           412,895
                                                                   ----------

    Casinos/Gambling, Hotel/Motel 1.4%
    International Game Technology Inc.*              15,000           838,950
                                                                   ----------

    Communications, Media & Entertainment 1.9%
    Clear Channel Communications Inc.*                5,500           306,900
    Walt Disney Co.                                  27,700           837,925
                                                                   ----------
                                                                    1,144,825
                                                                   ----------

    Consumer Electronics 0.8%
    Electronic Arts Inc.*                             8,400           475,608
                                                                   ----------

    Consumer Products 0.5%
    Kimberly Clark Corp.                              5,200           308,880
                                                                   ----------

    Leisure Time 0.5%
    Carnival Corp.                                   10,300           272,950
                                                                   ----------

    Printing & Publishing 0.9%
    News Corp. Ltd.+                                 13,500           518,400
                                                                   ----------

    Retail 5.1%
    Bed Bath & Beyond Inc.*                          16,000           453,120
    Home Depot Inc.                                  16,000           753,600
(10)Target Corp.                                     26,700         1,026,615
     General merchandise
    Wal-Mart Stores, Inc.                            14,800           765,752
                                                                   ----------
                                                                    2,999,087
                                                                   ----------
    Total Consumer Discretionary                                    6,971,595
                                                                   ----------

    Consumer Staples 6.1% of net assets
    ----------------------------------------------------------------------------

    Beverages 0.7%
    Anheuser-Busch Companies, Inc.                    7,200           287,928
    PepsiCo Inc.                                      3,400           148,954
                                                                   ----------
                                                                      436,882
                                                                   ----------

            The text and notes are an integral part of the financial statements.

Portfolio Holdings April 30, 2001 CONTINUED


    Issuer                                           Shares             Value
    ----------------------------------------------------------------------------

    Drug & Grocery Store Chains 2.0%
    CVS Corp.                                        10,500          $618,975
    Safeway Inc.*                                    10,100           548,430
                                                                  -----------
                                                                    1,167,405
                                                                  -----------

    Foods 1.0%
    Quaker Oats Co.                                   6,200           601,400
                                                                  -----------

    Household Products 1.2%
    Procter & Gamble Co.                             11,300           678,565
                                                                  -----------

    Tobacco 1.2%
    Philip Morris Companies, Inc.                    14,400           721,584
                                                                  -----------
    Total Consumer Staples                                          3,605,836
                                                                  -----------

    Financial Services 18.8% of net assets
    ----------------------------------------------------------------------------

    Banks & Savings & Loans 5.9%
    Bank of New York Company, Inc.                   20,000         1,004,000
    J.P. Morgan Chase & Co.                          15,570           747,049
    Mellon Financial Corp.                           16,400           671,252
    US Bancorp                                       28,900           612,102
    Wells Fargo & Co.                                 9,800           460,306
                                                                  -----------
                                                                    3,494,709
                                                                  -----------

    Financial Data Processing Services & Systems 1.3%
    First Data Corp.                                 11,800           795,792
                                                                  -----------

    Insurance 5.4%
    ACE Limited                                      27,100           967,470
    Hartford Financial Services Group, Inc.          11,200           695,520
    Saint Paul Companies, Inc.                       18,100           816,310
    XL Capital Ltd. Cl. A                            10,053           711,752
                                                                  -----------
                                                                    3,191,052
                                                                  -----------

    Miscellaneous Financial 4.8%
    Capital One Financial Corp.                      13,300           836,038
 (5)Citigroup, Inc.                                  27,700         1,361,455
      Financial services
    Merrill Lynch & Company Inc.                     10,100           623,170
                                                                  -----------
                                                                    2,820,663
                                                                  -----------

    Securities Brokerage & Services 1.4%
    Lehman Brothers Holdings Inc.                    11,100           807,525
                                                                  -----------
    Total Financial Services                                       11,109,741
                                                                  -----------

    Healthcare 13.9% of net assets
    ----------------------------------------------------------------------------

    Drugs & Biotechnology 13.9%
    American Home Products Corp.                      8,800           508,200
    Andrx Corp.*                                      9,300           548,700
    Baxter International Inc.                         4,050           369,158
    Biogen Inc.*                                      9,300           601,338
 (9)Genzyme Corp.*                                    9,500         1,035,215
      Biotechnology
 (7)Johnson & Johnson                                12,300         1,186,704
      Healthcare products
 (3)Pfizer Inc.                                      38,050         1,647,565
      Pharmaceutical products
    Pharmacia Corp.                                  19,325         1,009,924
    Schering-Plough Corp.                            23,240           895,670
    Teva Pharmaceutical Industries Ltd. +             7,600           413,820
                                                                  -----------
    Total Healthcare                                                8,216,294
                                                                  -----------

    Integrated Oils 4.5% of net assets
    -------------------------------------------------------------------------

    Integrated Domestic 1.6%
    Chevron Corp.                                     4,600           444,176
    Kerr-McGee Corp.                                  7,400           530,210
                                                                  -----------
                                                                      974,386
                                                                  -----------

    Integrated International 2.9%
 (2)Exxon Mobil Corp.                                19,300         1,709,980
      Oils and minerals
                                                                  -----------
    Total Integrated Oils                                           2,684,366
                                                                  -----------

    Materials & Processing 2.2% of net assets
    -------------------------------------------------------------------------

    Chemicals 1.5%
    Air Products & Chemicals, Inc.                   10,400           447,096
    Dow Chemical Co.                                 13,800           461,610
                                                                  -----------
                                                                      908,706
                                                                  -----------

    Non-Ferrous Metals 0.7%
    Alcoa Inc.                                       10,000           414,000
                                                                  -----------
    Total Materials & Processing                                    1,322,706
                                                                  -----------

    Other 8.5% of net assets
    -------------------------------------------------------------------------

    Miscellaneous 1.2%
    Standard & Poor's Depositary Receipt              5,900           736,969
                                                                  -----------

The text and notes are an integral part of the financial statements.


12 State Street Research Large-Cap Analyst Fund

    Issuer                                           Shares             Value
    -------------------------------------------------------------------------

    Multi-Sector 7.3%
    Eaton Corp.                                       8,300          $610,963
 (1)General Electric Co.                             37,000         1,795,610
      Consumer and industrial products
    Illinois Tool Works Inc.                          9,500           602,110
    Minnesota Mining & Manufacturing Co.              4,900           583,149
    Tyco International Ltd.                          13,550           723,163
                                                                  -----------
                                                                    4,314,995
                                                                  -----------
    Total Other                                                     5,051,964
                                                                  -----------

    Other Energy 1.6% of net assets
    -------------------------------------------------------------------------

    Oil Well Equipment & Services 1.6%
    Baker Hughes Inc.                                14,800           581,492
    Schlumberger Ltd.                                 5,400           358,020
                                                                  -----------
    Total Other Energy                                                939,512
                                                                  -----------

    Producer Durables 3.9% of net assets
    -------------------------------------------------------------------------

    Aerospace 1.3%
    United Technologies Corp.                         9,700           757,376
                                                                  -----------

    Machinery 1.1%
    Caterpillar Inc.                                 12,500           627,500
                                                                  -----------

    Miscellaneous Equipment 0.9%
    Danaher Corp.                                     9,650           540,497
                                                                  -----------

    Telecommunications Equipment 0.6%
    American Tower Corp. Cl. A*                      13,400           359,120
                                                                  -----------
    Total Producer Durables                                         2,284,493
                                                                  -----------

    Technology 18.6% of net assets
    -------------------------------------------------------------------------

    Communications Technology 2.3%
    Cisco Systems Inc.*                              42,800           726,744
    Comverse Technology Inc.*                         5,100           349,350
    General Motors Corp. Cl. H*                      14,400           306,000
                                                                  -----------
                                                                    1,382,094
                                                                  -----------

    Computer Software 6.6%
    Check Point Software Technologies Ltd.*           5,000           313,650
    i2 Technologies Inc.*                            16,500           287,265
    Intuit, Inc.*                                    12,100           387,684
    Mercury Interactive Corp.*                        7,700           509,355
 (6)Microsoft Corp.*                                 18,600         1,260,150
      Software products
    Oracle Systems Corp.*                            16,900           273,104
    Siebel Systems Inc.                               9,300           423,894
    Veritas Software Co.*                             7,200           429,192
                                                                  -----------
                                                                    3,884,294
                                                                  -----------

    Computer Technology 3.6%
    Electronic Data Systems Corp.                     6,000           387,000
    EMC Corp.*                                       18,100           716,760
 (8)Sun Microsystems Inc.*                           60,900         1,042,608
      Technology products
                                                                  -----------
                                                                    2,146,368
                                                                  -----------

    Electronics 1.7%
    Flextronics International Ltd.*                  13,200           354,948
    Nokia Corp.+                                      8,900           305,715
    Solectron Corp.*                                 12,700           323,215
                                                                  -----------
                                                                      983,878
                                                                  -----------

    Electronics: Semiconductors/Components 4.4%
    Altera Corp.*                                    17,950           453,955
    Analog Devices Inc.*                              9,800           463,638
    Intel Corp.                                      30,400           939,664
    Micron Technology Inc.*                           8,600           390,268
    PMC Sierra Inc.*                                  8,700           362,355
                                                                  -----------
                                                                    2,609,880
                                                                  -----------
    Total Technology                                               11,006,514
                                                                  -----------

    Utilities 8.4% of net assets
    -------------------------------------------------------------------------

    Electrical 2.3%
 (4)Exelon Corp.                                     20,100         1,387,905
      Electric utilities
                                                                  -----------

    Gas Distribution 1.3%
    Questar Corp.                                    23,800           765,646
                                                                  -----------

    Telecommunications 4.8%
    Qwest Communications
    International Inc.*                              16,452           672,887
    SBC Communications Inc.                          22,000           907,500
    Verizon Communications                           10,600           583,742
    Voicestream Wireless Corp.*                       3,400           356,690
    Worldcom Inc.*                                   18,050           329,413
                                                                  -----------
                                                                    2,850,232
                                                                  -----------
    Total Utilities                                                 5,003,783
                                                                  -----------

    Total Common Stocks                                            58,859,568(a)
                                                                  -----------

-----------------------------------------------------------------------------
(a) The fund paid a total of $51,230,837 for these securities.
-----------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Portfolio Holdings April 30, 2001 CONTINUED

                                                          Coupon              Maturity         Amount of
Issuer                                                     Rate                 Date           Principal           Value
------------------------------------------------------------------------------------------------------------------------------------
Commercial Paper  2.6% of net assets

American Express Credit Corp.                              4.52%              5/01/2001           $311,000         $311,000

American Express Credit Corp.                              4.47%              5/02/2001            148,000          148,000

Household Finance Corp.                                    4.65%              5/01/2001          1,065,000        1,065,000
                                                                                                                 ----------
Total Commercial Paper                                                                                            1,524,000(a)
                                                                                                                 ----------
                                                                             % of
                                                                          Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Summary of Portfolio Assets

Investments                                                                 102.0%                              $60,383,568(b)

Cash and Other Assets, Less Liabilities                                      (2.0)%                              (1,208,804)
                                                                            -----                               -----------
Net Assets                                                                  100.0%                              $59,174,764
                                                                            =====                               ===========

--------------------------------------------------------------------------------
(a) The fund paid a total of $1,524,000 for these securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(b) The fund paid a total of $52,754,837 for these securities.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


14 State Street Research Large-Cap Analyst Fund

--------------------------------------------------------------------------------
Federal Income Tax Information

At April 30, 2001, the net unrealized appreciation of investments based on cost for federal income tax purposes of $53,047,621 was as follows:

Aggregate gross unrealized appreciation for all investments in
   which there is an excess of value over tax cost                  $11,129,198

Aggregate gross unrealized depreciation for all investments in
   which there is an excess of tax cost over value                   (3,793,251)
                                                                    -----------
                                                                     $7,335,947
                                                                    ===========

--------------------------------------------------------------------------------

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the fund is required to measure and distribute annually, if necessary, net capital gains realized during a 12-month period ending October 31. In this connection, the fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 2000 through April 30, 2001, the fund incurred net capital losses of approximately $1,851,000 and intends to defer and treat such losses as arising in the fiscal year ended April 30, 2002.

            The text and notes are an integral part of the financial statements.

Statement of
Assets and Liabilities  April 30, 2001
--------------------------------------------------------------------------------

This is the fund's balance sheet as of the report date. It shows the fund's assets, its liabilities and, by subtraction, its net assets. It also shows the share price for each share class as of the report date.

Assets

Investments, at value*                                            $60,383,568(a)
Collateral for securities on loan                                   1,787,530
Cash                                                                      752
Receivable for securities sold                                        486,186
Receivable from Distributor                                           115,091
Receivable for fund shares sold                                        94,234
Dividends and interest receivable                                      31,312
Deferred organization costs and other assets                           61,726
                                                                  -----------
                                                                   62,960,399

Liabilities

Payable for securities purchased                                    1,794,612
Payable for collateral received on securities loaned                1,787,530
Accrued management fee                                                 28,882
Payable for fund shares redeemed                                       25,969
Accrued distribution and service fees                                  24,111
Accrued trustees' fees                                                 14,165
Accrued transfer agent and shareholder services                         8,288
Accrued administration fee                                              4,690
Other accrued expenses                                                 97,388
                                                                  -----------
                                                                    3,785,635
                                                                  -----------

Net Assets                                                        $59,174,764
                                                                  ===========

Net Assets consist of:
 Unrealized appreciation of investments                            $7,628,731
 Accumulated net realized loss                                     (2,143,856)
 Paid-in capital                                                   53,689,889
                                                                  -----------
                                                                  $59,174,764(b)
                                                                  ===========

* Includes securities on loan valued at $1,712,615.

--------------------------------------------------------------------------------
(a) The fund paid a total of $52,754,837 for these securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(b) Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

      Class          Net Assets    /   Number of Shares    =       NAV

        A           $24,451,847           2,129,850              $11.48*
        B(1)        $ 8,113,432             725,181              $11.19**
        B           $17,053,800           1,523,344              $11.19**
        C           $ 2,575,866             229,991              $11.20**
        S           $ 6,979,819             602,748              $11.58

*     Maximum offering price per share = $12.18 ($11.48 / 0.9425)

** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charge, if any.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


16 State Street Research Large-Cap Analyst Fund

Statement of
Operations    For the year ended April 30, 2001
--------------------------------------------------------------------------------
This shows what the fund earned and lost over the report period, and what its expenses were.

Investment Income

Dividends                                                          $534,992(1)
Interest                                                            109,233(2)
                                                                -----------
                                                                    644,225

Expenses

Management fee                                                      416,616(3)
Transfer agent and shareholder services                             313,227(4)
Custodian fee                                                       101,709
Reports to shareholders                                              59,971
Administration fee                                                   58,397(5)
Distribution and service fees - Class A                              78,309(6)
Distribution and service fees - Class B(1)                           77,899(6)
Distribution and service fees - Class B                             194,446(6)
Distribution and service fees - Class C                              33,695(6)
Registration fees                                                    44,929
Audit fee                                                            24,192
Trustees' fees                                                       21,647(7)
Legal fees                                                           21,060
Amortization of organization costs                                   18,000(8)
Miscellaneous                                                        14,813
                                                                -----------
                                                                  1,478,910
Expenses borne by the distributor                                  (430,048)(9)
Fees paid indirectly                                                (23,567)(10)
                                                                -----------
                                                                  1,025,295
                                                                -----------
Net investment loss                                                (381,070)
                                                                -----------

Realized and Unrealized Gain
(Loss) on Investments

Net realized gain on investments                                    870,165(11)
Net unrealized depreciation
  of investments                                                 (7,094,459)
                                                                -----------
Net loss on investments                                          (6,224,294)
                                                                -----------
Net decrease in net assets resulting
  from operations                                               $(6,605,364)
                                                                ===========
--------------------------------------------------------------------------------
(1)   The fund paid foreign taxes of $955.
--------------------------------------------------------------------------------
(2) Includes $13,055 in income from the lending of portfolio securities. As of the report date, the fund had a total of $1,712,615 of securities out on loan and was holding a total of $1,787,530 in collateral (consisting entirely of cash collateral invested in State Street Navigator Securities Lending Prime Portfolio) related to those loans.
--------------------------------------------------------------------------------
(3)   The management fee is 0.65% of fund net assets, annually.
--------------------------------------------------------------------------------
(4) Includes a total of $113,433 paid to the distributor for the services it provided and to MetLife for similar services it provided, including maintaining the accounts of some investors who hold shares through that firm's employee benefit plans and other sponsored arrangements.
--------------------------------------------------------------------------------
(5) Payments made to the investment manager for certain administrative costs incurred in providing other assistance and services to the fund.
--------------------------------------------------------------------------------
(6) Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover distribution and marketing expenditures for the sale of fund shares.
--------------------------------------------------------------------------------
(7) Paid only to trustees who aren't currently affiliated with the adviser (the fund doesn't pay trustees' fees to affiliated trustees).
--------------------------------------------------------------------------------
(8) Organization costs were capitalized and are being amortized straight-line over five years.
--------------------------------------------------------------------------------
(9) Represents the share of expenses that the fund's distributor and its affiliates paid voluntarily.
--------------------------------------------------------------------------------
(10)  Represents transfer agent credits earned from uninvested cash balances.
--------------------------------------------------------------------------------
(11) To earn this, the fund sold $53,027,893 of securities. During this same period, the fund also bought $53,464,666 worth of securities. These figures don't include short-term obligations or U.S. government securities.
--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Statement of
Changes in Net Assets
--------------------------------------------------------------------------------

This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders buying and selling fund shares.

                                                     Years ended April 30
-------------------------------------------------------------------------------
                                                     2000            2001
-------------------------------------------------------------------------------

Increase (Decrease) in Net Assets

Operations:

Net investment loss                                ($358,201)      ($381,070)
Net realized gain on investments                   3,278,655         870,165
Net unrealized appreciation
   (depreciation) of investments                   7,076,602      (7,094,459)
                                                  --------------------------
Net increase (decrease) resulting
   from operations                                 9,997,056      (6,605,364)
                                                  --------------------------

Distributions from capital gains:
Class A                                             (353,067)     (1,893,312)
Class B(1)                                           (62,081)       (557,888)
Class B                                             (298,049)     (1,448,762)
Class C                                              (53,412)       (282,811)
Class S                                              (92,063)       (528,005)
                                                  --------------------------
                                                    (858,672)     (4,710,778)(1)
                                                  --------------------------
Distributions in excess of capital gains:
Class A                                                   --         (30,245)
Class B(1)                                                --          (9,405)
Class B                                                   --         (22,338)
Class C                                                   --          (3,378)
Class S                                                   --          (8,548)
                                                  --------------------------
                                                          --         (73,914)
                                                  --------------------------

Net increase from fund share transactions         11,197,665       3,458,877(2)
                                                  --------------------------
Total increase (decrease) in net assets           20,336,049      (7,931,179)

Net Assets

Beginning of year                                 46,769,894      67,105,943
                                                 ---------------------------
End of year                                      $67,105,943     $59,174,764
                                                 ===========================

--------------------------------------------------------------------------------
(1) The fund has designated as long-term $3,786,950 of this amount.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


18 State Street Research Large-Cap Analyst Fund

--------------------------------------------------------------------------------
(2) These transactions break down by share class as follows:

                                                                                          Years ended April 30
                                                                 -------------------------------------------------------------------
                                                                              2000                                2001
                                                                 -------------------------------------------------------------------
Class A                                                             Shares          Amount             Shares         Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                       1,091,104      $13,213,898           513,869       $6,536,450*
Issued upon reinvestment of distributions from capital gains         28,677          352,277           151,739        1,892,944
Shares redeemed                                                    (553,147)      (6,843,631)         (485,173)      (6,134,690)
                                                                 -------------------------------------------------------------------
Net increase                                                        566,634       $6,722,544           180,435       $2,294,704
                                                                 ===================================================================

Class B(1)                                                          Shares          Amount             Shares          Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                         408,824       $4,955,974           248,550       $3,090,723**
Issued upon reinvestment of distributions from capital gains          5,050           61,289            45,760          564,820
Shares redeemed                                                     (58,047)        (724,984)          (77,706)        (927,304)***
                                                                 -------------------------------------------------------------------
Net increase                                                        355,827       $4,292,279           216,604       $2,728,239
                                                                 ===================================================================

Class B                                                             Shares          Amount             Shares          Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                         233,464       $2,848,968            69,314         $857,959**
Issued upon reinvestment of distributions from capital gains         24,004          290,910           117,430        1,440,962
Shares redeemed                                                    (339,103)      (4,124,433)         (241,774)      (2,997,203)***
                                                                 -------------------------------------------------------------------
Net decrease                                                        (81,635)       ($984,555)          (55,030)       ($698,282)
                                                                 ===================================================================

Class C                                                            Shares           Amount             Shares         Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                         192,750       $2,394,823            43,906         $534,091
Issued upon reinvestment of distributions from capital gains          4,073           49,381            15,191          186,826
Shares redeemed                                                    (111,900)      (1,365,111)         (229,288)      (2,935,922)****
                                                                 -------------------------------------------------------------------
Net increase (decrease)                                              84,923       $1,079,093          (170,191)     ($2,215,005)
                                                                 ===================================================================

Class S                                                            Shares           Amount             Shares         Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                           3,726          $47,665            65,580         $886,206
Issued upon reinvestment of distributions from capital gains          7,467           92,063            41,357          522,879
Shares redeemed                                                      (4,129)         (51,424)           (4,872)         (59,864)
                                                                 -------------------------------------------------------------------
Net increase                                                          7,064          $88,304           102,065       $1,349,221
                                                                 ===================================================================

      The trustees have the authority to issue an unlimited number of fund shares, with a $.001 par value per share. MetLife owned 57,310 Class A shares, 51,577 Class B(1) shares, 5,833 Class B shares, 57,406 Class C shares and 515,488 Class S shares of the Fund.

* Sales charges collected by the distributor and MetLife were $9,822 and $28,064.

** Like all broker-dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $90,087 and $128 for Class B(1) and Class B, were paid by the distributor, not the fund.

*** Includes $16,574 and $23,394 in deferred sales charges collected by the distributor for Class B(1) and Class B.

****  Includes $4 in deferred sales charges collected by the distributor.

--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

These provide a summary of each share class's financial performance.

                                                                                                   Class A
                                                                         ===========================================================
                                                                             March 11, 1998
                                                                            (Commencement of           Years ended April 30
                                                                               Operations)      ------------------------------------
Per-Share Data                                                            to April 30, 1998 (a)   1999 (a)    2000 (a)     2001 (a)
====================================================================================================================================
Net asset value, beginning of year ($)                                            9.55             9.92       11.73        13.70
                                                                                ------           ------      ------       ------
  Net investment income (loss) ($)*                                               0.01            (0.01)      (0.04)       (0.04)

  Net realized and unrealized gain (loss) on investments ($)                      0.36             1.82        2.20        (1.22)
                                                                                ------           ------      ------       ------
Total from investment operations ($)                                              0.37             1.81        2.16        (1.26)
                                                                                ------           ------      ------       ------
  Dividend from net investment income ($)                                           --            (0.00)         --           --

  Distributions from capital gains ($)                                              --               --       (0.19)       (0.95)
                                                                                ------           ------      ------       ------
  Distribution in excess of capital gains ($)                                       --               --          --        (0.01)

Total distributions ($)                                                             --            (0.00)      (0.19)       (0.96)
                                                                                ------           ------      ------       ------
Net asset value, end of year ($)                                                  9.92            11.73       13.70        11.48
                                                                                ======           ======      ======       ======
Total return (%) (b)                                                              3.87(d)         18.28       18.57        (9.65)

Ratios/Supplemental Data
====================================================================================================================================

Net assets at end of year ($ thousands)                                          6,132           16,220      26,704       24,452

Expense ratio (%)*                                                                1.25(e)          1.27        1.27         1.34

Expense ratio after expense reductions (%)*                                       1.25(e)          1.25        1.25         1.30

Ratio of net investment income (loss) to average net assets (%)*                  0.45(e)         (0.09)      (0.29)       (0.29)

Portfolio turnover rate (%)                                                      13.04           134.16      106.12        84.75

*Reflects voluntary reduction of expenses
per share of these amounts ($)                                                    0.03             0.08        0.08         0.09

                                                                                                            Class B(1)
                                                                                              ======================================

                                                                                                       Years ended April 30
                                                                                              --------------------------------------
Per-Share Data                                                                                1999 (a) (c)   2000 (a)    2001 (a)
====================================================================================================================================
Net asset value, beginning of year ($)                                                         10.63         11.63       13.46
                                                                                              ------        ------      ------
  Net investment loss ($)*                                                                     (0.03)        (0.13)      (0.12)

  Net realized and unrealized gain (loss) on investments ($)                                    1.03          2.15       (1.19)
                                                                                              ------        ------      ------
Total from investment operations ($)                                                            1.00          2.02       (1.31)
                                                                                              ------        ------      ------
  Dividend from net investment income ($)                                                      (0.00)           --          --

  Distributions from capital gains ($)                                                            --         (0.19)      (0.95)
                                                                                              ------        ------      ------
  Distribution in excess of capital gains ($)                                                     --            --       (0.01)

Total distributions ($)                                                                        (0.00)        (0.19)      (0.96)
                                                                                              ------        ------      ------
Net asset value, end of year ($)                                                               11.63         13.46       11.19
                                                                                              ======        ======      ======
Total return (%) (b)                                                                            9.44(d)      17.52      (10.23)

Ratios/Supplemental Data
====================================================================================================================================
Net assets at end of year ($ thousands)                                                        1,776         6,847       8,113

Expense ratio (%)*                                                                              2.02(e)       2.02        2.04

Expense ratio after expense reductions (%)*                                                     2.00(e)       2.00        2.00

Ratio of net investment loss to average net assets (%)*                                        (1.01)(e)     (1.05)      (0.99)

Portfolio turnover rate (%)                                                                   134.16        106.12       84.75

*Reflects voluntary reduction of expenses
per share of these amounts ($)                                                                  0.02          0.09        0.09

The text and notes are an integral part of the financial statements.


20 State Street Research Large-Cap Analyst Fund

                                                                                                   Class B
                                                                         ===========================================================
                                                                             March 11, 1998
                                                                            (Commencement of           Years ended April 30
                                                                               Operations)      ------------------------------------
Per-Share Data                                                            to April 30, 1998 (a)   1999 (a)    2000 (a)     2001 (a)
====================================================================================================================================
Net asset value, beginning of year ($)                                            9.55             9.90       11.63        13.47
                                                                                 -----            -----       -----        -----
  Net investment loss ($)*                                                       (0.00)           (0.09)      (0.13)       (0.12)

  Net realized and unrealized gain (loss) on investments ($)                      0.35             1.82        2.16        (1.20)
                                                                                 -----            -----       -----        -----
Total from investment operations ($)                                              0.35             1.73        2.03        (1.32)
                                                                                 -----            -----       -----        -----
  Dividend from net investment income ($)                                           --            (0.00)         --           --

  Distributions from capital gains ($)                                              --               --       (0.19)       (0.95)
                                                                                 -----            -----       -----        -----
  Distribution in excess of capital gains ($)                                       --               --          --        (0.01)

Total distributions ($)                                                             --            (0.00)      (0.19)       (0.96)
                                                                                 -----            -----       -----        -----
Net asset value, end of year ($)                                                  9.90            11.63       13.47        11.19
                                                                                 =====            =====       =====        =====
Total return (%) (b)                                                              3.66(d)         17.50       17.61       (10.30)

Ratios/Supplemental Data
====================================================================================================================================
Net assets at end of year ($ thousands)                                          5,142           19,300      21,267       17,054

Expense ratio (%)*                                                                2.00(e)          2.02        2.02         2.04

Expense ratio after expense reductions (%)*                                       2.00(e)          2.00        2.00         2.00

Ratio of net investment loss to average net assets (%)*                          (0.31)(e)        (0.84)      (1.04)       (1.00)

Portfolio turnover rate (%)                                                      13.04           134.16      106.12        84.75

*Reflects voluntary reduction of expenses
per share of these amounts ($)                                                    0.03             0.08        0.07         0.08

                                                                                                   Class C
                                                                         ===========================================================
                                                                             March 11, 1998
                                                                            (Commencement of           Years ended April 30
                                                                               Operations)      ------------------------------------
Per-Share Data                                                            to April 30, 1998 (a)   1999 (a)    2000 (a)     2001 (a)
====================================================================================================================================
Net asset value, beginning of year ($)                                            9.55             9.91       11.63        13.48
                                                                                  ----            -----       -----        -----
  Net investment loss ($)*                                                       (0.00)           (0.09)      (0.13)       (0.12)

  Net realized and unrealized gain (loss) on investments ($)                      0.36             1.81        2.17        (1.20)
                                                                                 -----            -----       -----        -----
Total from investment operations ($)                                              0.36             1.72        2.04        (1.32)
                                                                                 -----            -----       -----        -----
  Dividend from net investment income ($)                                           --            (0.00)         --           --

  Distributions from capital gains ($)                                              --               --       (0.19)       (0.95)
                                                                                 -----            -----       -----        -----
  Distribution in excess of capital gains ($)                                       --               --          --        (0.01)

Total distributions ($)                                                             --            (0.00)      (0.19)       (0.96)
                                                                                 -----            -----       -----        -----
Net asset value, end of year ($)                                                  9.91            11.63       13.48        11.20
                                                                                 =====            =====       =====        =====
Total return (%) (b)                                                              3.77(d)         17.36       17.70       (10.28)

Ratios/Supplemental Data
====================================================================================================================================
Net assets at end of year ($ thousands)                                          1,061            3,667       5,393        2,576

Expense ratio (%)*                                                                2.00(e)          2.02        2.02         2.04

Expense ratio after expense reductions (%)*                                       2.00(e)          2.00        2.00         2.00

Ratio of net investment loss to average net assets (%)*                          (0.13)(e)        (0.85)      (1.08)       (1.00)

Portfolio turnover rate (%)                                                      13.04           134.16      106.12        84.75

*Reflects voluntary reduction of expenses
per share of these amounts ($)                                                    0.04             0.08        0.08         0.08

(a)   Per-share figures have been calculated using the average shares method.

(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund's expenses.

(c)   January 1, 1999 (commencement of share class) to April 30, 1999.

(d)   Not annualized.

(e)   Annualized.

            The text and notes are an integral part of the financial statements.

Financial Highlights CONTINUED
--------------------------------------------------------------------------------

                                                                                                   Class S
                                                                         ===========================================================
                                                                             March 11, 1998
                                                                            (Commencement of           Years ended April 30
                                                                               Operations)      ------------------------------------
Per-Share Data                                                            to April 30, 1998 (a)   1999 (a)    2000 (a)     2001 (a)
====================================================================================================================================

Net asset value, beginning of year ($)                                            9.55             9.92       11.76        13.77
                                                                                  ----            -----       -----        -----
  Net investment income (loss) ($)*                                               0.02             0.02       (0.00)        0.00

  Net realized and unrealized gain (loss) on investments ($)                      0.35             1.82        2.20        (1.23)
                                                                                  ----            -----       -----        -----
Total from investment operations ($)                                              0.37             1.84        2.20        (1.23)
                                                                                  ----            -----       -----        -----
  Dividend from net investment income ($)                                           --            (0.00)         --           --

  Distributions from capital gains ($)                                              --               --       (0.19)       (0.95)
                                                                                  ----            -----       -----        -----
  Distribution in excess of capital gains ($)                                       --               --          --        (0.01)

Total distributions ($)                                                             --            (0.00)      (0.19)       (0.96)
                                                                                  ----            -----       -----        -----
Net asset value, end of year ($)                                                  9.92            11.76       13.77        11.58
                                                                                  ====            =====       =====        =====
Total return (%) (b)                                                              3.87(d)         18.59       18.87        (9.38)

Ratios/Supplemental Data
====================================================================================================================================

Net assets at end of year ($ thousands)                                          4,763            5,806       6,895        6,980

Expense ratio (%)*                                                                1.00(e)          1.02        1.02         1.04

Expense ratio after expense reductions (%)*                                       1.00(e)          1.00        1.00         1.00

Ratio of net investment income (loss) to average net assets (%)*                  0.98(e)          0.18       (0.04)        0.01

Portfolio turnover rate (%)                                                      13.04           134.16      106.12        84.75

*Reflects voluntary reduction of expenses
per share of these amounts ($)                                                    0.06             0.08        0.07         0.09

(a)   Per-share figures have been calculated using the average shares method.

(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund's expenses.

(c)   January 1, 1999 (commencement of share class) to April 30, 1999.

(d)   Not annualized.

(e)   Annualized.

The text and notes are an integral part of the financial statements.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Securities Trust and the Shareholders of State Street Research Large-Cap Analyst Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the State Street Research Large-Cap Analyst Fund (formerly State Street Research Galileo Fund) (a series of State Street Research Securities Trust, hereafter referred to as the "Trust") at April 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 15, 2001


22 State Street Research Large-Cap Analyst Fund

Board of Trustees

Richard S. Davis
Chairman of the Board,
President and Chief Executive Officer,
State Street Research & Management Company

Bruce R. Bond
Former Chairman of the Board,
Chief Executive Officer and President,
PictureTel Corporation

Steve A. Garban
Former Senior Vice President
for Finance and Operations and Treasurer, The Pennsylvania State University

Dean O. Morton
Former Executive Vice President,
Chief Operating Officer and Director,
Hewlett-Packard Company

Susan M. Phillips
Dean, School of Business and Public Management,
George Washington University; former Member of the
Board of Governors of the Federal Reserve System and
Chairman and Commissioner of the Commodity Futures
Trading Commission

Toby Rosenblatt
President, Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of Management,
Sloan School of Management,
Massachusetts Institute of Technology

[LOGO] STATE STREET RESEARCH
       One Financial Center o Boston, MA 02111-2690

Contact Information for
INVESTOR SERVICES
--------------------------------------------------------------------------------

New accounts, mutual fund purchases, exchanges and account information

[INTERNET]  Internet
            www.ssrfunds.com

[COMPUTER]  E-mail
            info@ssrfunds.com

[PHONE]     Phone
            1-87-SSR-FUNDS (1-877-773-8637), toll-free, 7 days a week, 24 hours a day
            Hearing-impaired: 1-800-676-7876
            Chinese- and Spanish-speaking: 1-888-638-3193

[FAX]       Fax
            1-617-737-9722 (request confirmation number first from the Service Center by calling 1-87-SSR-FUNDS or 1-877-773-8637)

[MAILBOX]   Mail
            State Street Research Service Center
            P.O. Box 8408, Boston, MA 02266-8408

For 24-Hour
Automated Access
to Your Account

[TOLL-FREE PHONE]  1-87-SSR-FUNDS
                   ----------------
                   (1-877-773-8637)

www.ssrfunds.com

OverView
---------------------------------------
For more information on the products
and services mentioned in OverView,
our shareholder newsletter, visit our
web site at www.ssrfunds.com

State Street Research
         FYI
--------------------------------------------------------------------------------
Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am - 6pm eastern time, to learn more.

---------------------------
          [LOGO]
          DALBAR
   HONORS COMMITMENT TO:
         INVESTORS
           2000
---------------------------
 for Excellence in Service

--------------------------------------------------------------------------------
(1)   Formerly State Street Research Growth Fund.

(2)   Formerly State Street Research Argo Fund.

(3)   Formerly State Street Research Alpha Fund.

(4)   Formerly State Street Research Galileo Fund.

(5) An investment in the State Street Research Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
--------------------------------------------------------------------------------

This report must be accompanied or preceded by a current State Street Research Large-Cap Analyst Fund prospectus. When used after June 30, 2001 this report must be accompanied by a current Quarterly Performance Update.

To obtain a prospectus for any State Street Research fund call 1-87-SSR-FUNDS (1-877-773-8637). The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

State Street Research
Spectrum of Funds
--------------------------------------------------------------------------------

                                   [ARROW UP]

                                   AGGRESSIVE

                                  EQUITY FUNDS
                                  ------------

                              Global Resources Fund
                              Health Sciences Fund
                              Emerging Growth Fund
                               Mid-Cap Growth Fund
                         Concentrated International Fund
                            Concentrated Growth Fund
                            Large-Cap Growth Fund(1)
                                   Aurora Fund
                             Large-Cap Value Fund(2)
                              Mid-Cap Value Fund(3)
                            International Equity Fund
                            Large-Cap Analyst Fund(4)
                                Investment Trust
                                   Legacy Fund
                         Strategic Growth & Income Fund
                           Strategic Income Plus Fund

                               FIXED INCOME FUNDS
                               ------------------

                                High Income Fund
                              Strategic Income Fund
                             New York Tax-Free Fund
                                 Tax-Exempt Fund
                             Government Income Fund
                              Money Market Fund(5)

                                  CONSERVATIVE

                                  [ARROW DOWN]

(C)2001 State Street Research Investment Services, Inc.,
One Financial Center, Boston, MA 02111-2690

CONTROL NUMBER:(exp0602)SSR-LD                                     LCA-1891-0601

[LOGO] STATE STREET RESEARCH

      Legacy Fund
--------------------------------------------------------------------------------
                    Semiannual Report to Shareholders
                    April 30, 2001

In This Report          Investment Update

                                    [GRAPHIC]

                            plus

                              The Fund at a Glance

                              Fund Portfolio and Financials

--------------------------------------------------------------------------------

    Contents

 2  6 Month Review
    A look at the fund and its market
    environment over the past 6 months

 4  The Fund in Detail
    Portfolio holdings, financials and notes

>From the Chairman

Rebound?

That's what investors are hoping for after one of the most challenging periods in the U.S. stock market in recent years. Hope resurfaced early in 2001 as most major stock indexes posted strong gains in January. However, the rally was short-lived. Then, stocks moved up again in April as the Federal Reserve Board continued to cut short-term interest rates and the U.S. economy registered modest growth in the first quarter.

[PHOTO]
Richard S. Davis

The lesson from these turbulent times is that diversification is still a sensible investment principle: Divide your assets among stocks, bonds and cash. Consider rebalancing your portfolio when it strays from its original mix. And don't let volatility derail your regular investment plan.

Diversification may not be a shortcut to your financial goals, but it's a road well-traveled by successful investors.

Sincerely,


/s/ Richard S. Davis

Richard S. "Dick" Davis
Chairman
April 30, 2001

6 Month Review

                            How State Street Research
                             Legacy Fund Performed

It was a challenging period for the U.S. stock market. State Street Research Legacy Fund returned -15.25% for the 6-month period ended April 30, 2001.(1) That was less than the S&P 500 Index, which returned -12.06% over the same period.(2)

Reasons for the Fund's Performance

Although we expected an economic slowdown, we underestimated both the severity of the downturn and its impact on growth stocks. Our investments in defensive stocks, such as healthcare and insurance were in keeping with a weak economic outlook. However they, failed to perform as well as expected. The fund's technology holdings, including Cisco and EMC, as well as financial services giant American Express, hurt results. However, other technology names were among the best performers, including Microsoft and IBM. Retail chain Target also helped fund performance.

Looking Ahead

Although we believe that difficult economic and market conditions could persist in the months ahead, we believe healthcare, technology and financial services offer excellent long-term growth prospects and that growth stocks have the potential to outperform value stocks going forward. As a result, we continue to emphasize high-quality stocks with long-term earnings growth potential. |_|

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.

Class A Shares(1)
[DOWN ARROW]
-15.25%

"We believe investments in high-quality growth can be rewarding over the long term."

[PHOTO]
Kennard "Pete" Woodworth
Portfolio Manager,
State Street Research
Legacy Fund

S&P 500 Index(2)
[DOWN ARROW]
-12.06%


2 State Street Research Legacy Fund

[GRAPHIC] The Fund at a Glance as of 4/30/01

State Street Research Legacy Fund: a tax-managed approach to investing in stocks for long-term growth.

Microsoft

We invested in Microsoft, the world's leading software company, at an attractive price. The stock gained ground as the company continued to recover from anti-trust fear.

[GRAPHIC]

Hits & Misses

[GRAPHIC]

Cisco

Although Cisco controls more than two-thirds of the global market for Internet routers and switches, a sharp slowdown in sales resulted in lower growth expectations for the company. The stock price fell dramatically.

Total Net Assets: $451 million

--------------------------------------------------------------------------------
Top 10 Holdings

    Issuer/Security                                             % of fund assets

 1  General Electric                                                        5.6%

 2  Total Fina                                                              5.5%

 3  Amgen                                                                   4.5%

 4  IBM                                                                     4.1%

 5  FNMA                                                                    3.9%

 6  Target                                                                  3.9%

 7  Johnson & Johnson                                                       3.9%

 8  CVS                                                                     3.9%

 9  Citigroup                                                               3.7%

10  Danaher                                                                 3.5%

    Total                                                                  42.5%

See page 7 for more detail.

Performance

Fund average annual total return as of 4/30/01(3)
(does not reflect sales charge)

                                                                    Life of Fund
Share Class                                      1 Year   3 Years    (12/31/97)
--------------------------------------------------------------------------------
Class A                                         -13.13%     6.03%         10.37%
--------------------------------------------------------------------------------
Class B(1)                                      -13.81%     5.19%          9.53%
--------------------------------------------------------------------------------
Class B                                         -13.47%     5.39%          9.73%
--------------------------------------------------------------------------------
Class C                                         -13.75%     5.24%          9.56%
--------------------------------------------------------------------------------
Class S                                         -12.43%     6.47%         10.85%
--------------------------------------------------------------------------------

Fund average annual total return as of 3/31/01(3, 4)
(at maximum applicable sales charge)
                                                                    Life of Fund
Share Class                                      1 Year   3 Years    (12/31/97)
--------------------------------------------------------------------------------
Class A                                         -26.92%     1.85%          6.06%
--------------------------------------------------------------------------------
Class B(1)                                      -26.88%     2.15%          6.41%
--------------------------------------------------------------------------------
Class B                                         -26.56%     2.34%          6.60%
--------------------------------------------------------------------------------
Class C                                         -23.74%     3.13%          7.23%
--------------------------------------------------------------------------------
Class S                                         -21.79%     4.36%          8.50%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Top 5 Industries
% of fund assets

      [THE FOLLOWING INFORMATION WAS ALSO REPRESENTED AS A BAR CHART IN THE
                               PRINTED MATERIAL.]

October 31, 2000

Multi-Sector
Companies                                                                  12.7%
--------------------------------------------------------------------------------
Drugs &
Biotechnology                                                              11.6%
--------------------------------------------------------------------------------
Miscellaneous
Financial                                                                  10.1%
--------------------------------------------------------------------------------
Communications
Technology                                                                  9.8%
--------------------------------------------------------------------------------
Computer
Technology                                                                  6.9%
--------------------------------------------------------------------------------

April 30, 2001

Drugs &
Biotechnology                                                              14.1%
--------------------------------------------------------------------------------
Miscellaneous
Financial                                                                  10.6%
--------------------------------------------------------------------------------
Multi-Sector
Companies                                                                   8.6%
--------------------------------------------------------------------------------
Retail                                                                      7.3%
--------------------------------------------------------------------------------
Drug & Grocery
Store Chains                                                                6.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ticker Symbols
State Street Research Legacy Fund

Class A: SRLAX  Class B(1): SRLPX  Class B: SRLBX Class C: SRLCX Class S: SRLSX*

--------------------------------------------------------------------------------
(1)   Does not reflect sales charge.

(2) The S&P 500 Index (officially the "S&P 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(3) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Performance for Class B(1) reflects Class B performance through December 31, 1998. Class B (1) was introduced on January 1, 1999.

(4) Performance reflects a maximum 5.75% Class A front-end sales charge, or a 5% Class B or B(1) share or 1% Class C share contingent deferred sales charge, where applicable.

*     Proposed.

[GRAPHIC] The Fund in Detail

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations for the six months leading up to the report date and give a summary of operations on a per-share basis. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

                                   [GRAPHIC]

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 5 to 16 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks, and expenses, refer to the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To obtain a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.


4 State Street Research Legacy Fund

About the Fund
--------------------------------------------------------------------------------

Business Structure

State Street Research Legacy Fund is a mutual fund that allows shareholders to pool their assets for investment in a portfolio of securities. This fund is a series of State Street Research Securities Trust, a Massachusetts business trust, and is an open-end management investment company.

Four entities administer the fund's main business functions:

o The board of trustees oversees the fund with its shareholders' interests in mind and have ultimate responsibility for the fund's activities.

o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities and receives the management fee as compensation.

o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders and provides other shareholder services.

o The custodian, State Street Bank and Trust Company, holds fund securities, provides data on their market value and handles related services.

The investment manager and the distributor are subsidiaries of MetLife, Inc. ("MetLife"). State Street Bank and Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees consists of people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firm's employee benefit plans and other sponsored arrangements.

Goal and Strategy

The fund seeks to provide long-term growth of capital. In seeking to achieve its investment objective, the fund invests at least 65% of total assets in stocks and convertible securities of mid- and large-size companies. The fund employs a tax-managed strategy, generally seeking to identify stocks with long-term growth potential and holding them for extended periods.

Share Classes

The fund generally offers four share classes, each with its own sales charge and expense structure. The fund also offers an additional class of shares (Class B) but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) shares pay annual service and distribution fees of 1.00%. Class B shares pay annual service and distribution fees of 0.71%. Class B(1) and Class B shares automatically convert into Class A share (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase and shares also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of the investment manager, and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees.

            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day wasn't a business day, then the most recent business day). The fund uses the following methods for determining the values of various types of securities:

o Listed securities - The fund uses the price of the last sale on a national securities exchange that was quoted before the close of the New York Stock Exchange.

o Over-the-counter securities - The fund uses the closing prices quoted on the Nasdaq system. If a security hasn't traded that day, or if it is not quoted on the Nasdaq system, the value is set at halfway between the closing bid and asked quotations.

o Securities maturing within sixty days - The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

o     Interest - The fund accrues interest daily as it earns it.

o     Cash dividends - The fund accrues these on the ex-dividend date.

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in the amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in theses transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money. The fund accounts for income from the lending of its securities by including it in interest income.

The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used generally accepted accounting principles. The fund distributes its earnings on the following schedule:

o Dividends from net investment income - The fund ordinarily declares and pays these annually, if any.

o     Net realized capital gains - The fund distributes these annually, if any.

If the fund has no earnings to distribute, it won't make a distribution.

The fund does not intend to pay federal income tax. This is because it has elected to be exempt from taxes under Subchapter M of the Internal Revenue Code, in part because it makes distributions as described above.

The fund pays expenses as follows:

o Expenses attributed to the fund - The fund pays these directly. Examples of these expenses include the management fee, transfer agent fee, custodian fee and distribution and service fees.

o Expenses attributed to the trust of which the fund is a series - These expenses are divided up among all funds in the trust. Each fund pays a proportional share. Examples of these expenses include the legal fees and trustees fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities and income and expenses. Actual results could differ from those estimates.

The text and notes are an integral part of the financial statements.


6 State Street Research Legacy Fund

Portfolio Holdings  April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

The listings that begin on this page detail the fund's investment holdings as of the report date. We have grouped the holdings by asset class and by smaller subgroups as well. For example, we have grouped this fund's stocks by sector of the economy, and then by specific industry within each sector.

The solid colored circles (1) show the fund's ten largest holdings, with the number in the circle showing where the holding ranks in the top ten.

--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEY TO SYMBOLS

*     Denotes a security which has not paid a dividend during the last year.

+ Denotes an American Depositary Receipt, a form of ownership of foreign securities that is traded in the United States and denominated in U.S. dollars.
--------------------------------------------------------------------------------

   Issuer                                                  Shares      Value
   -----------------------------------------------------------------------------

   Common Stocks 96.2% of net assets

   Consumer Discretionary 13.4% of net assets
   -----------------------------------------------------------------------------

   Advertising Agencies 2.0%
   Interpublic Group of Companies, Inc.                   264,500     $8,979,775
                                                                     -----------

   Communications, Media & Entertainment 4.1%
   Viacom Inc. Cl. B*                                     154,981      8,068,311
   Walt Disney Co.                                        339,700     10,275,925
                                                                     -----------
                                                                      18,344,236
                                                                     -----------

   Retail 7.3%
   Home Depot Inc.                                        326,450     15,375,795
(6)Target Corp.                                           460,500     17,706,225
      General merchandise
                                                                     -----------
                                                                      33,082,020
                                                                     -----------
   Total Consumer Discretionary                                       60,406,031
                                                                     -----------

   Consumer Staples 8.2% of net assets
   -----------------------------------------------------------------------------

   Beverages 2.0%
   Coca-Cola Co.                                          200,500      9,261,095
                                                                     -----------

   Drug & Grocery Store Chains 6.2%
(8)CVS Corp.                                              295,100     17,396,145
      Drugstore
   Kroger Co.*                                            464,300     10,488,537
                                                                     -----------
                                                                      27,884,682
                                                                     -----------
   Total Consumer Staples                                             37,145,777
                                                                     -----------

   Financial Services 15.0% of net assets
   -----------------------------------------------------------------------------

   Banks & Savings & Loan 2.0%
   Bank of New York Company, Inc.                         176,000      8,835,200
                                                                     -----------

   Insurance 2.4%
   ACE Ltd.                                               307,400     10,974,180
                                                                     -----------

   Miscellaneous Financial 10.6%
   American Express Co.                                   318,500     13,517,140
(9)Citigroup, Inc.                                        338,966     16,660,179
      Financial services
(5)Federal National Mortgage Association                  221,700     17,793,642
      Financial services
                                                                     -----------
                                                                      47,970,961
                                                                     -----------
   Total Financial Services                                           67,780,341
                                                                     -----------

            The text and notes are an integral part of the financial statements.

    Portfolio Holdings April 30, 2001 CONTINUED

    Issuer                                              Shares      Value
    -------------------------------------------------------------------------

    Healthcare 17.0% of net assets
    -------------------------------------------------------------------------

    Drugs & Biotechnology 14.1%
 (3)Amgen Inc.*                                        330,200    $20,188,428
       Biotechnology
 (7)Johnson & Johnson                                  182,800     17,636,544
       Healthcare products
    Pfizer Inc.                                        301,200     13,041,960
    Pharmacia Corp.                                    238,600     12,469,236
                                                                 ------------
                                                                   63,336,168
                                                                 ------------

    Hospital Supply 2.9%
    Medtronic Inc.                                     295,900     13,197,140
                                                                 ------------
    Total Healthcare                                               76,533,308
                                                                 ------------

    Integrated Oils 5.5% of net assets
    -------------------------------------------------------------------------

    Integrated International 5.5%
 (2)Total Fina SA +                                    328,200     24,582,180
       Oil services
                                                                 ------------
    Total Integrated Oils                                          24,582,180
                                                                 ------------

    Other 8.6% of net assets
    -------------------------------------------------------------------------

    Multi-Sector 8.6%
 (1)General Electric Co.                               517,300     25,104,569
       Consumer and industrial products
    Tyco International Ltd.                            259,200     13,833,504
                                                                 ------------
    Total Other                                                    38,938,073
                                                                 ------------

    Producer Durables 7.5% of net assets
    -------------------------------------------------------------------------

    Machinery 2.7%
    Caterpillar Inc.                                   243,600     12,228,720
                                                                 ------------

    Miscellaneous Equipment 3.5%
(10)Danaher Corp.                                      278,300     15,587,583
       Appliances and tools
                                                                 ------------

    Telecommunications Equipment 1.3%
    American Tower Corp. Cl. A*                        224,000      6,003,200
                                                                 ------------
    Total Producer Durables                                        33,819,503
                                                                 ------------

    Technology 18.8% of net assets
    -------------------------------------------------------------------------

    Communications Technology 4.1%
    Cisco Systems Inc.*                                468,600      7,956,828
    General Motors Corp. Cl. H*                        504,800     10,727,000
                                                                 ------------
                                                                   18,683,828
                                                                 ------------

    Computer Software 3.5%
    Microsoft Corp.*                                   191,200     12,953,800
    Veritas Software Co.*                               46,500      2,771,865
                                                                 ------------
                                                                   15,725,665
                                                                 ------------

    Computer Technology 6.2%
    EMC Corp.*                                         239,200      9,472,320
 (4)International Business Machines Corp.              159,300     18,341,802
       Information technology
                                                                 ------------
                                                                   27,814,122
                                                                 ------------

    Electronics 2.8%
    Applera Corp.
    Applied Biosystems Group                           110,000      3,526,600
    Solectron Corp.*                                   368,800      9,385,960
                                                                 ------------
                                                                   12,912,560
                                                                 ------------

    Electronics: Semiconductors/Components 2.2%
    Analog Devices Inc.*                               208,400      9,859,404
                                                                 ------------
    Total Technology                                               84,995,579
                                                                 ------------

    Utilities 2.2% of net assets
    -------------------------------------------------------------------------

    Telecommunications 2.2%
    SBC Communications Inc.                            243,900     10,060,875
                                                                 ------------
    Total Utilities                                                10,060,875
                                                                 ------------

    Total Common Stocks                                           434,261,667(a)
                                                                 ------------

--------------------------------------------------------------------------------
(a) The fund paid a total of $404,831,087 for these securities.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


8 State Street Research Legacy Fund

                              Coupon   Maturity     Amount of
Issuer                         Rate      Date       Principal       Value
----------------------------------------------------------------------------

Commercial Paper 2.8% of net assets

Merck & Company Inc.           4.68%   5/01/2001      $500,000      $500,000

Wells Fargo Financial Inc.     4.40%   5/02/2001     4,294,000     4,294,000

Wells Fargo Financial Inc.     4.61%   5/03/2001     7,679,000     7,679,000
                                                                 -----------

Total Commercial Paper                                            12,473,000(a)
                                                                 -----------

                                              % of
                                           Net Assets
-----------------------------------------------------------------------------

Summary of Portfolio Assets

Investments                                   99.0%              $446,734,667(b)

Cash and Other Assets, Less Liabilities        1.0%                 4,635,682
                                             -----               ------------
Net Assets                                   100.0%              $451,370,349
                                             =====               ============

--------------------------------------------------------------------------------
(a) The fund paid a total of $12,473,000 for these securities.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(b) The fund paid a total of $417,304,087 for these securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Federal Income Tax Information

At April 30, 2001, the net unrealized appreciation of investments based on cost for federal income tax purposes of $417,641,581 was as follows:

Aggregate gross unrealized appreciation for all investments in
which there is an excess of value over tax cost                     $59,663,544

Aggregate gross unrealized depreciation for all investments in
which there is an excess of tax cost over value                     (30,570,458)
                                                                    -----------
                                                                    $29,093,086
                                                                    ===========

--------------------------------------------------------------------------------

At October 31, 2000, the fund had a capital loss carryforward of $18,514,084 available, to the extent provided in regulations, to offset future capital gains, if any, of which $353,559, $2,301,316 and $15,859,209 expire on April 30,
2007, April 30, 2008 and October 31, 2008, respectively.

            The text and notes are an integral part of the financial statements.

Statement of
Assets and Liabilities  April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

This is the fund's balance sheet as of the report date. It shows the fund's assets, its liabilities and, by subtraction, its net assets. It also shows the share price for each share class as of the report date.

Assets

Investments, at value*                                         $446,734,667(a)
Collateral for securities on loan                                15,794,499
Cash                                                                    789
Receivable for securities sold                                    2,897,231
Receivable for fund shares sold                                   2,230,617
Dividends and interest receivable                                   321,969
Other assets                                                        103,699
                                                               ------------
                                                                468,083,471

Liabilities

Payable for collateral received on securities loaned             15,794,499
Payable for fund shares redeemed                                    319,345
Accrued management fee                                              218,948
Accrued transfer agent and shareholder services                     191,731
Accrued distribution and service fees                               147,458
Accrued trustees' fees                                               15,153
Other accrued expenses                                               25,988
                                                               ------------
                                                                 16,713,122
                                                               ------------

Net Assets                                                     $451,370,349
                                                               ============

Net Assets consist of:
   Unrealized appreciation of investments                       $29,430,580
   Accumulated net realized loss                                (26,728,006)
   Paid-in capital                                              448,667,775
                                                               ------------
                                                               $451,370,349(b)
                                                               ============

* Includes securities on loan valued at $15,701,777.

--------------------------------------------------------------------------------
(a) The fund paid a total of $417,304,087 for these securities.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(b) Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

Class          Net Assets     /   Number of Shares     =        NAV

 A            $132,000,804           9,505,812                $13.89*
 B(1)         $165,232,307          12,202,283                $13.54**
 B             $83,923,685           6,162,855                $13.62**
 C             $64,060,655           4,729,014                $13.55**
 S              $6,152,898             436,724                $14.09

*     Maximum offering price per share = $14.74 ($13.89 / 0.9425)

** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charge, if any.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


10 State Street Research Legacy Fund

Statement of
Operations  For the six months ended April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

This shows what the fund earned and lost over the report period, and what its expenses were.

Investment Income

Dividends                                                        $1,542,663(1)
Interest                                                            454,313(2)
                                                               ------------
                                                                  1,996,976

Expenses

Management fee                                                    1,523,874(3)
Transfer agent and shareholder services                             485,615(4)
Custodian fee                                                        70,233
Distribution and service fees - Class A                             203,306(5)
Distribution and service fees - Class B(1)                          840,205(5)
Distribution and service fees - Class B                             322,599(5)
Distribution and service fees - Class C                             339,122(5)
Administration fee                                                   31,242(6)
Reports to shareholders                                              31,237
Registration fees                                                    15,498
Audit fee                                                            14,268
Legal fees                                                           11,293
Trustees' fees                                                        9,300(7)
Amortization of organization costs                                    8,786(8)
Miscellaneous                                                         7,380
                                                               ------------
                                                                  3,913,958
Fees paid indirectly                                                (41,462)(9)
                                                               ------------
                                                                  3,872,496
                                                               ------------
Net investment loss                                              (1,875,520)
                                                               ------------

Realized and Unrealized Loss
on Investments

Net realized loss on investments                                 (7,876,428)(10)
Change in unrealized depreciation of investments                (73,701,446)
                                                               ------------
Net loss on investments                                         (81,577,874)
                                                               ------------
Net decrease in net assets resulting
   from operations                                             ($83,453,394)
                                                               ============

--------------------------------------------------------------------------------
(1)   The fund paid foreign taxes of $1,040.
--------------------------------------------------------------------------------
(2) Includes $22,898 in income from the lending of portfolio securities. As of the report date, the fund had a total of $15,701,777 of securities out on loan and was holding a total of $15,794,499 in collateral related to those loans.
--------------------------------------------------------------------------------
(3)   The management fee is 0.65% of fund net assets, annually.
--------------------------------------------------------------------------------
(4) Includes a total of 310,799 paid to the distributor for the services it provided and to MetLife for similar services it provided, including maintaining the accounts of some investors who hold shares through that firm's employee benefit plans and other sponsored arrangements.
--------------------------------------------------------------------------------
(5) Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover distribution and marketing expenditures for the sale of fund shares.
--------------------------------------------------------------------------------
(6) Payments made to the investment manager for certain administrative costs incurred in providing other assistance and services to the fund.
--------------------------------------------------------------------------------
(7) Paid only to trustees who aren't currently affiliated with the adviser (the fund doesn't pay trustees' fees to affiliated trustees).
--------------------------------------------------------------------------------
(8) Organization costs were capitalized and are being amortized straight-line over five years.
--------------------------------------------------------------------------------
(9)   Represents transfer agent credits earned from uninvested cash balances.
--------------------------------------------------------------------------------
(10) To earn this, the fund sold $38,505,589 of securities. During this same period, the fund also bought $42,390,661 worth of securities. These figures don't include short-term obligations or U.S. government securities.
--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Statement of
Changes in Net Assets
--------------------------------------------------------------------------------

This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders buying and selling fund shares.

                                                             Six months ended
                                          Six months ended    April 30, 2001
                                         October 31, 2000(a)    (unaudited)
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets

Operations:

Net investment loss                            ($2,468,560)      ($1,875,520)
Net realized loss on investments               (16,195,116)       (7,876,428)
Change in unrealized appreciation
   (depreciation) of investments                30,175,907       (73,701,446)
                                             -------------------------------
Net increase (decrease) resulting
   from operations                              11,512,231       (83,453,394)
                                             -------------------------------
Net increase from fund share
   transactions                                 31,826,587         8,795,682(1)
                                             -------------------------------
Total increase (decrease) in net assets         43,338,818       (74,657,712)
                                             -------------------------------

Net Assets

Beginning of period                            482,689,243       526,028,061
                                             -------------------------------
End of period                                 $526,028,061      $451,370,349
                                             ===============================

The text and notes are an integral part of the financial statements.


12 State Street Research Legacy Fund

--------------------------------------------------------------------------------
(1) These transactions break down by share class as follows:

                                                                 Six months ended
                                 Six months ended                 April 30, 2001
                               October 31, 2000 (a)                (unaudited)
                          -----------------------------------------------------------------

Class A                        Shares        Amount           Shares          Amount
-------------------------------------------------------------------------------------------
Shares sold                  1,652,599     $26,859,965       2,455,700     $35,986,330*
Shares redeemed             (1,329,439)    (21,712,637)     (2,219,587)    (32,019,658)
                          -----------------------------------------------------------------
Net increase                   323,160      $5,147,328         236,113      $3,966,672
                          =================================================================

Class B(1)                     Shares        Amount           Shares          Amount
-------------------------------------------------------------------------------------------

Shares sold                  2,227,577     $35,378,081       1,661,574     $24,507,147**
Shares redeemed               (465,877)     (7,374,061)       (983,366)    (14,311,164)***
                          -----------------------------------------------------------------
Net increase                 1,761,700     $28,004,020         678,208     $10,195,983
                          =================================================================

Class B                        Shares        Amount           Shares          Amount
-------------------------------------------------------------------------------------------

Shares sold                    149,505      $2,362,763         135,156      $1,980,709**
Shares redeemed               (501,834)     (8,007,916)       (554,526)     (7,780,851)***
                          -----------------------------------------------------------------
Net decrease                  (352,329)    ($5,645,153)       (419,370)    ($5,800,142)
                          =================================================================

Class C                        Shares        Amount           Shares          Amount
-------------------------------------------------------------------------------------------

Shares sold                    609,672      $9,639,851         582,487      $8,461,387**
Shares redeemed               (260,031)     (4,109,923)       (598,674)     (8,221,116)****
                          -----------------------------------------------------------------
Net increase (decrease)        349,641      $5,529,928         (16,187)       $240,271
                          =================================================================

Class S                        Shares        Amount           Shares          Amount
-------------------------------------------------------------------------------------------

Shares sold                    608,779      $9,967,947         181,230      $2,882,414
Shares redeemed               (682,958)    (11,177,483)       (173,631)     (2,689,516)
                          -----------------------------------------------------------------
Net increase (decrease)        (74,179)    ($1,209,536)          7,599        $192,898
                          =================================================================

      The trustees have the authority to issue an unlimited number of fund shares, with a $.001 par value per share. MetLife owned 50,025 Class A shares, 11,799 Class B shares, 18,440 Class C shares and 200,886 Class S shares of the fund.

* Includes $68,125 and $170,385 in sales charges collected by the distributor and MetLife.

** Like all broker-dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $432,521 $48 and $396 for Class B(1), Class B and Class C, were paid by the distributor, not the fund.

*** Includes $106,124 and $18,449 in deferred sales charges collected by the distributor for Class B(1) and Class B.

****  Includes $274 in deferred sales charges collected by the distributor.

(a) Effective August 2, 2000, the fiscal year end of the fund was changed from April 30 to October 31.

            The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------
These provide a summary of each share class's financial performance.

                                                                                            Class A
                                                                 ===============================================================
                                                                                                     Six months     Six months
                                                                         Years ended April 30           ended         ended
                                                                 ----------------------------------  October 31,  April 30, 2001
Per-Share Data                                                   1998(a)(f)    1999(a)      2000(a)   2000(a)(g)  (unaudited)(a)
================================================================================================================================
Net asset value, beginning of period ($)                            10.00       11.66         14.42      15.99         16.39
                                                                   ------      ------       -------    -------       -------
 Net investment income (loss) ($)*                                   0.00       (0.02)        (0.05)     (0.04)        (0.03)

 Net realized and unrealized gain (loss) on investments ($)          1.66        2.79          1.62       0.44         (2.47)
                                                                   ------      ------       -------    -------       -------
Total from investment operations ($)                                 1.66        2.77          1.57       0.40         (2.50)
                                                                   ------      ------       -------    -------       -------
 Distribution from capital gains ($)                                   --       (0.01)           --         --            --
                                                                   ------      ------       -------    -------       -------
Total distributions ($)                                                --       (0.01)           --         --            --
                                                                   ------      ------       -------    -------       -------
Net asset value, end of period ($)                                  11.66       14.42         15.99      16.39         13.89
                                                                   ======      ======       =======    =======       =======

Total return (%) (b)                                                16.60(d)    23.73         10.89       2.50(d)     (15.25)(d)

Ratios/Supplemental Data
================================================================================================================================

Net assets at end of period ($ thousands)                          11,984      58,642       143,037    151,920       132,001

Expense ratio (%)*                                                   1.25(e)     1.20          1.22       1.34(e)       1.24(e)

Expense ratio after expense reductions (%)*                          1.25(e)     1.19          1.21       1.34(e)       1.22(e)

Ratio of net investment income (loss) to average net assets (%)*     0.01(e)    (0.14)        (0.34)     (0.54)(e)     (0.37)(e)

Portfolio turnover rate (%)                                          6.44       42.09         33.23      11.07          8.24

*Reflects voluntary reduction of
expenses per share of these amounts ($)                              0.04        0.00            --         --            --

                                                                                                   Class B(1)
                                                                               =================================================
                                                                                                     Six months     Six months
                                                                               Years ended April 30     ended         ended
                                                                               --------------------  October 31,  April 30, 2001
Per-Share Data                                                                 1999(a)      2000(a)   2000(a)(g)  (unaudited)(a)
================================================================================================================================
Net asset value, beginning of period ($)                                        13.08         14.28      15.71         16.04
                                                                               ------       -------    -------       -------
 Net investment loss ($)                                                        (0.04)        (0.17)     (0.10)        (0.08)

 Net realized and unrealized gain (loss) on investments ($)                      1.24          1.60       0.43         (2.42)
                                                                               ------       -------    -------       -------
Total from investment operations ($)                                             1.20          1.43       0.33         (2.50)
                                                                               ------       -------    -------       -------
Net asset value, end of period ($)                                              14.28         15.71      16.04         13.54
                                                                               ======       =======    =======       =======
Total return (%) (b)                                                             9.17(d)      10.01       2.10(d)     (15.59)(d)

Ratios/Supplemental Data
================================================================================================================================

Net assets at end of period ($ thousands)                                      24,454       153,359    184,818       165,232

Expense ratio (%)                                                                1.88(e)       1.97       2.04(e)       1.94(e)

Expense ratio after expense reductions (%)                                       1.87(e)       1.96       2.04(e)       1.92(e)

Ratio of net investment loss to average net assets (%)                          (1.00)(e)     (1.13)     (1.25)(e)     (1.07)(e)
Portfolio turnover rate (%)                                                     42.09         33.23      11.07          8.24

The text and notes are an integral part of the financial statements.


14 State Street Research Legacy Fund

                                                                                            Class B
                                                                 ===============================================================
                                                                                                     Six months     Six months
                                                                         Years ended April 30           ended         ended
                                                                 ----------------------------------  October 31,  April 30, 2001
Per-Share Data                                                   1998(a)(f)    1999(a)      2000(a)   2000(a)(g)  (unaudited)(a)
================================================================================================================================
Net asset value, beginning of period ($)                            10.00       11.64         14.28      15.74        16.11
                                                                   ------      ------       -------    -------       ------
 Net investment loss ($)*                                           (0.03)      (0.11)        (0.12)     (0.07)       (0.06)

 Net realized and unrealized gain (loss) on investments ($)          1.67        2.76          1.58       0.44        (2.43)
                                                                   ------      ------       -------    -------       ------
Total from investment operations ($)                                 1.64        2.65          1.46       0.37        (2.49)
                                                                   ------      ------       -------    -------       ------
 Distribution from capital gains ($)                                   --       (0.01)           --         --           --
                                                                   ------      ------       -------    -------       ------
Total distributions ($)                                                --       (0.01)           --         --           --
                                                                   ------      ------       -------    -------       ------
Net asset value, end of period ($)                                  11.64       14.28         15.74      16.11        13.62
                                                                   ======      ======       =======    =======       ======
Total return (%) (b)                                                16.40(d)    22.74         10.22       2.35(d)    (15.46)(d)

Ratios/Supplemental Data
================================================================================================================================

Net assets at end of period ($ thousands)                          19,688      88,383       109,135    106,027       83,924

Expense ratio (%)*                                                   2.00(e)     1.95          1.77       1.69(e)      1.65(e)

Expense ratio after expense reductions (%)*                          2.00(e)     1.94          1.76       1.69(e)      1.63(e)

Ratio of net investment loss to average net assets (%)*             (0.76)(e)   (0.89)        (0.87)     (0.89)(e)    (0.78)(e)

Portfolio turnover rate (%)                                          6.44       42.09         33.23      11.07         8.24

*Reflects voluntary reduction of
expenses per share of these amounts ($)                              0.04        0.00            --         --           --

                                                                                            Class C
                                                                 ===============================================================
                                                                                                     Six months     Six months
                                                                         Years ended April 30           ended         ended
                                                                 ----------------------------------  October 31,  April 30, 2001
Per-Share Data                                                   1998(a)(f)    1999(a)      2000(a)   2000(a)(g)  (unaudited)(a)
================================================================================================================================
Net asset value, beginning of period ($)                            10.00       11.63         14.28      15.71        16.05
                                                                   ------      ------       -------    -------       ------
 Net investment loss ($)*                                           (0.03)      (0.11)        (0.16)     (0.10)       (0.08)

 Net realized and unrealized gain (loss) on investments ($)          1.66        2.77          1.59       0.44        (2.42)
                                                                   ------      ------       -------    -------       ------
Total from investment operations ($)                                 1.63        2.66          1.43       0.34        (2.50)
                                                                   ------      ------       -------    -------       ------
 Distribution from capital gains ($)                                   --       (0.01)           --         --           --
                                                                   ------      ------       -------    -------       ------
Total distributions ($)                                                --       (0.01)           --         --           --
                                                                   ------      ------       -------    -------       ------
Net asset value, end of period ($)                                  11.63       14.28         15.71      16.05        13.55
                                                                   ======      ======       =======    =======       ======
Total return (%) (b)                                                16.30(d)    22.85         10.01       2.16(d)    (15.58)(d)

Ratios/Supplemental Data
================================================================================================================================

Net assets at end of period ($ thousands)                           4,977      26,399        69,061     76,137       64,061

Expense ratio (%)*                                                   2.00(e)     1.95          1.97       2.04(e)      1.94(e)

Expense ratio after expense reductions (%)*                          2.00(e)     1.94          1.96       2.04(e)      1.92(e)

Ratio of net investment loss to average net assets (%)*             (0.69)(e)   (0.90)        (1.10)     (1.24)(e)    (1.07)(e)

Portfolio turnover rate (%)                                          6.44       42.09         33.23      11.07         8.24

*Reflects voluntary reduction of
expenses per share of these amounts ($)                              0.04        0.00            --         --           --

(a)   Per-share figures have been calculated using the average shares method.

(b)   Does not reflect any front-end or contingent deferred sales charges.

(c)   January 1, 1999 (commencement of share class) to April 30, 1999.

(d)   Not annualized.

(e)   Annualized.

(f)   December 31, 1997 (commencement of operations) to April 30, 1998.

(g) Effective August 2, 2000, the fiscal year end of the fund was changed from April 30 to October 31.

            The text and notes are an integral part of the financial statements.

Financial Highlights CONTINUED
--------------------------------------------------------------------------------

                                                                                            Class S
                                                                 ===============================================================
                                                                                                     Six months     Six months
                                                                         Years ended April 30           ended         ended
                                                                 ----------------------------------  October 31,  April 30, 2001
Per-Share Data                                                   1998(a)(f)    1999(a)      2000(a)   2000(a)(g)  (unaudited)(a)
================================================================================================================================
Net asset value, beginning of period ($)                           10.00        11.68       14.48      16.09           16.61
                                                                   -----        -----       -----      -----          ------
 Net investment income (loss) ($)*                                  0.03         0.02       (0.00)     (0.02)          (0.01)

 Net realized and unrealized gain (loss) on investments ($)         1.65         2.79        1.61       0.54           (2.51)
                                                                   -----        -----       -----      -----          ------
Total from investment operations ($)                                1.68         2.81        1.61       0.52           (2.52)
                                                                   -----        -----       -----      -----          ------
 Distribution from capital gains ($)                                  --        (0.01)         --         --              --
                                                                   -----        -----       -----      -----          ------
Total distributions ($)                                               --        (0.01)         --         --              --
                                                                   -----        -----       -----      -----          ------
Net asset value, end of period ($)                                 11.68        14.48       16.09      16.61           14.09
                                                                   =====        =====       =====      =====          ======
Total return (%) (b)                                               16.80(d)     24.04       11.12       3.23(d)       (15.17)(d)

Ratios/Supplemental Data
================================================================================================================================

Net assets at end of period ($ thousands)                          4,127        6,367       8,097      7,126           6,153

Expense ratio (%)*                                                  1.00(e)      0.95        0.97       1.04(e)         0.94(e)

Expense ratio after expense reductions (%)*                         1.00(e)      0.94        0.96       1.04(e)         0.92(e)

Ratio of net investment income to average net assets (%)*           0.60(e)      0.16       (0.06)     (0.24)(e)       (0.07)(e)

Portfolio turnover rate (%)                                         6.44        42.09       33.23      11.07            8.24

*Reflects voluntary reduction of
expenses per share of these amounts ($)                             0.09         0.01          --         --              --

(a)   Per-share figures have been calculated using the average shares method.

(b)   Does not reflect any front-end or contingent deferred sales charges.

(c)   January 1, 1999 (commencement of share class) to October 31, 1999.

(d)   Not annualized.

(e)   Annualized.

(f)   December 31, 1997 (commencement of operations) to April 30, 1998.

(g) Effective August 2, 2000, the fiscal year end of the fund was changed from April 30 to October 31.

The text and notes are an integral part of the financial statements.


16 State Street Research Legacy Fund

Board of Trustees

Richard S. Davis
Chairman of the Board,
President and Chief Executive Officer,
State Street Research & Management Company

Bruce R. Bond
Former Chairman of the Board,
Chief Executive Officer and President,
PictureTel Corporation

Steve A. Garban
Former Senior Vice President
for Finance and Operations and Treasurer, The Pennsylvania State University

Dean O. Morton
Former Executive Vice President,
Chief Operating Officer and Director,
Hewlett-Packard Company

Susan M. Phillips
Dean, School of Business and Public Management,
George Washington University; former Member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity
Futures Trading Commission

Toby Rosenblatt
President, Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of Management,
Sloan School of Management,
Massachusetts Institute of Technology

Glossary

      12b-1 fees -- Fees paid from mutual fund assets for personal services and for the maintenance of shareholder accounts and distribution and marketing expenses. The fees are named after the SEC rule that permits them.

      Average shares method -- The practice of basing a fund's calculations for a given period on the average number of shares that were outstanding during that period.

      Nasdaq -- The stock price quotation system operated by the National Association of Securities Dealers. The Nasdaq system operates as a clearing house for transaction data about stocks that are traded "over the counter" around the U.S.

      New York Stock Exchange -- The largest stock exchange in the United States, and the place where many of the largest company stocks are listed. Unlike the Nasdaq system, the NYSE is a physical exchange, with all trading occurring on the exchange's trading floor on Wall Street.

      Principal Amount -- With bonds and certain other debt securities, the amount of the underlying principal of the security. When the security matures, the issuer is obligated to repay this amount to the holder of the security. Also called "face value" or "par value".


18 State Street Research Legacy Fund

                                                            -------------------
                                                                 PRSRT STD
                                                                   AUTO
[LOGO] STATE STREET RESEARCH                                 U.S. POSTAGE PAID
       One Financial Center o Boston, MA 02111-2690            HOLLISTON, MA
                                                               PERMIT NO. 20
                                                            -------------------

Contact Information for
INVESTOR SERVICES
--------------------------------------------------------------------------------

New accounts, mutual fund purchases, exchanges and account information

[INTERNET]  Internet
            www.ssrfunds.com

[COMPUTER]  E-mail
            info@ssrfunds.com

[PHONE]     Phone
            1-87-SSR-FUNDS (1-877-773-8637), toll-free, 7 days a week, 24 hours a day
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[FAX]       Fax
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            Center by calling 1-87-SSR-FUNDS or 1-877-773-8637)

[MAILBOX]   Mail
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For 24-Hour
Automated Access
to Your Account

[TOLL-FREE PHONE]  1-87-SSR-FUNDS
                   ----------------
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www.ssrfunds.com

OverView
---------------------------------------
For more information on the products
and services mentioned in OverView,
our shareholder newsletter, visit our
web site at www.ssrfunds.com

State Street Research
         FYI
--------------------------------------------------------------------------------
Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am - 6pm eastern time, to learn more.

---------------------------
          [LOGO]
          DALBAR
   HONORS COMMITMENT TO:
         INVESTORS
           2000
---------------------------
 for Excellence in Service

(1)   Formerly State Street Research Growth Fund.

(2)   Formerly State Street Research Argo Fund.

(3)   Formerly State Street Research Alpha Fund.

(4)   Formerly State Street Research Galileo Fund.

(5) An investment in the State Street Research Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
--------------------------------------------------------------------------------

This report must be accompanied or preceded by a current State Street Research Legacy Fund prospectus. When used after June 30, 2001 this report must be accompanied by a current Quarterly Performance Update.

To obtain a prospectus for any State Street Research fund call 1-87-SSR-FUNDS (1-877-773-8637). The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

State Street Research
Spectrum of Funds
--------------------------------------------------------------------------------

                                   [UP ARROW]

                                   AGGRESSIVE

                                  EQUITY FUNDS
                                  ------------

                             Global Resources Fund
                              Health Sciences Fund
                              Emerging Growth Fund
                              Mid-Cap Growth Fund
                        Concentrated International Fund
                            Concentrated Growth Fund
                            Large-Cap Growth Fund(1)
                                  Aurora Fund
                            Large-Cap Value Fund(2)
                             Mid-Cap Value Fund(3)
                           International Equity Fund
                           Large-Cap Analyst Fund(4)
                                Investment Trust
                                  Legacy Fund
                         Strategic Growth & Income Fund
                           Strategic Income Plus Fund

                               FIXED INCOME FUNDS
                               ------------------

                                High Income Fund
                             Strategic Income Fund
                             New York Tax-Free Fund
                                Tax-Exempt Fund
                             Government Income Fund
                              Money Market Fund(5)

                                  CONSERVATIVE

                                  [DOWN ARROW]

(C)2001 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

CONTROL NUMBER:(exp0602)SSR-LD
                                                                 LF-3857-0601

--------------------------------------------------------------------------------
                             STATE STREET RESEARCH
--------------------------------------------------------------------------------
                       CONCENTRATED LARGE-CAP VALUE FUND
                     -------------------------------------

                              ANNUAL REPORT
                              April 30, 2001

                              -------------------
                                 WHAT'S INSIDE
                              -------------------

                              INVESTMENT UPDATE
                              About the Fund,
                              Economy and Markets

                              FUND INFORMATION
                              Facts and Figures

                              PLUS, COMPLETE PORTFOLIO HOLDINGS
                              AND FINANCIAL STATEMENTS

                                                           ---------------------
                                                                  [logo]
                                                                  DALBAR
                                                           HONORS COMMITMENT TO:
                                                                 INVESTORS
                                                                   2000
                                                           ---------------------

                                                              For Excellence
                                                                in Service

[logo] State Street Research

STATE STREET RESEARCH CONCENTRATED LARGE-CAP VALUE FUND

--------------------------------------------------------------------------------
INVESTMENT UPDATE
--------------------------------------------------------------------------------

INVESTMENT ENVIRONMENT

THE ECONOMY

o U.S. economic growth slowed substantially in the first quarter of 2001. Thus far, manufacturing has borne the brunt of this slowdown. Durable goods activity dropped off rapidly, especially in high-tech capital goods.

o After holding the line for more than six months, the Federal Reserve Board lowered interest rates four times early in 2001 in an effort to prevent recession. The Fed lowered short-term interest rates by a total of 200 basis points--to 4.5%.

o High-profile job layoffs are occurring for the first time in years. So far, however, employment patterns have not been severe enough to prompt a collapse in consumer activity.

THE MARKETS

o The major stock market indexes rallied in January, then fell sharply in February and March. In April, stocks made a strong showing, and most major markets recovered some of their losses.

o Bonds have strengthened in price as interest rates have declined. High-yield and corporate bonds have rebounded in 2001.

THE FUND

OVER THE PAST SIX MONTHS

o From the fund's inception on December 15, 2000 through the period ended April 30, 2001, Class A shares of State Street Research Concentrated Large-Cap Value Fund returned 13.04% (does not reflect sales charge). That was significantly higher than the Russell 1000(R) Value Index, which returned 3.40% for the period.(1)

o Investments in retailing and long-distance telecommunications service firms helped boost performance. We sold several retailing investments as the stocks reached fair market value.

o Insurance holdings and finance companies with a high level of capital markets exposure hurt performance. Insurance stocks were subject to profit-taking after a strong performance in 2000.

CURRENT STRATEGY

o We continue to focus on attractively valued companies that have the potential to benefit from the recovery in share prices that will follow the market's current period of weakness. We favor companies with good cash-generating ability.

o We will continue to emphasize the consumer services and telecommunications services sectors.

o We raised the fund's exposure to technology with new investments in Intel and Compaq.

(1)The Russell 1000 Value Index contains only those stocks within the complete Russell 1000 Index (a large-company index) that show below-average growth. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index.

(2)Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.

(3)Performance reflects a maximum 5.75% Class A share front-end sales charge.

(4)Aggregate total return; not annualized.

PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended April 30, 2001 except as otherwise noted)
--------------------------------------------------------------------------------

AGGREGATE TOTAL RETURN(2),(3),(4) as of 3/31/01
(at maximum applicable sales charge)
--------------------------------------------------------------------
                            LIFE OF FUND
                          (since 12/15/00)
--------------------------------------------------------------------
Class A                        -0.55%
--------------------------------------------------------------------

AGGREGATE TOTAL RETURN(2),(3),(4)
(at maximum applicable sales charge)
--------------------------------------------------------------------
                            LIFE OF FUND
                          (since 12/15/00)
--------------------------------------------------------------------
Class A                        6.54%
--------------------------------------------------------------------
Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower.

 TOP 10 STOCK POSITIONS
 (by percentage of net assets)

 1 CENDANT                                    3.7%
 2 CITIGROUP                                  3.6%
 3 MOTOROLA                                   3.6%
 4 AT&T LIBERTY MEDIA                         3.5%
 5 PARKER HANNIFIN                            3.5%
 6 ALCOA                                      3.3%
 7 JOHNSON & JOHNSON                          3.3%
 8 COMPAQ COMPUTER                            3.3%
 9 NEWS CORP.                                 3.3%
10 GENERAL MOTORS                             3.3%

These securities represent an aggregate of 34.4% of the portfolio. Because of active management, there is no guarantee that the fund currently invests, or will continue to invest, in the securities listed in this table or in the text above.

TOP 5 INDUSTRIES
(by percentage of net assets)

DRUGS & BIOTECHNOLOGY                         9.6%
BANKS & SAVINGS & LOANS                       9.1%
UTILITIES: TELECOMMUNICATIONS                 8.3%
COMMUNICATIONS TECHNOLOGY                     6.9%
MISCELLANEOUS FINANCIAL                       6.9%

Total: 40.8%

STATE STREET RESEARCH CONCENTRATED LARGE-CAP VALUE FUND

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
April 30, 2001

--------------------------------------------------------------------------------

                                                                                            VALUE
                                                                         SHARES            (NOTE 1)
---------------------------------------------------------------------------------------------------
COMMON STOCKS 99.6%
AUTOMOBILES & TRANSPORTATION 3.0%
AUTOMOTIVE PARTS 3.0%
Delphi Automotive Systems Corp. .....................................       3,500       $   52,150
                                                                                        ----------
Total Automobiles & Transportation ..................................                       52,150
                                                                                        ----------
CONSUMER DISCRETIONARY 18.9%
ADVERTISING AGENCIES 2.5%
Interpublic Group of Companies, Inc. ................................       1,300           44,135
                                                                                        ----------
COMMERCIAL SERVICES 3.7%
Cendant Corp.* ......................................................       3,700           65,638
                                                                                        ----------
COMMUNICATIONS, MEDIA & ENTERTAINMENT 6.4%
AT&T Liberty Media Corp. Cl. A* .....................................       3,800           60,800
Walt Disney Co. .....................................................       1,700           51,425
                                                                                        ----------
                                                                                           112,225
                                                                                        ----------
PRINTING & PUBLISHING 3.3%
News Corp. Ltd. ADR .................................................       1,500           57,600
                                                                                        ----------
RESTAURANTS 3.0%
McDonald's Corp. ....................................................       1,900           52,250
                                                                                        ----------
Total Consumer Discretionary ........................................                      331,848
                                                                                        ----------
CONSUMER STAPLES 2.9%
TOBACCO 2.9%
Philip Morris Companies, Inc. .......................................       1,000           50,110
                                                                                        ----------
Total Consumer Staples ..............................................                       50,110
                                                                                        ----------
FINANCIAL SERVICES 22.1%
BANKS & SAVINGS & LOAN 9.1%
FleetBoston Financial Corp.* ........................................       1,400           53,718
J. P. Morgan Chase & Co. ............................................       1,140           54,697
US Bancorp ..........................................................       2,400           50,832
                                                                                        ----------
                                                                                           159,247
                                                                                        ----------
INSURANCE 6.1%
ACE Limited .........................................................       1,600           57,120
XL Capital Ltd. Cl. A ...............................................         700           49,560
                                                                                        ----------
                                                                                           106,680
                                                                                        ----------
MISCELLANEOUS FINANCIAL 6.9%
Citigroup, Inc. .....................................................       1,300           63,895
Morgan Stanley Dean Witter & Co. ....................................         900           56,511
                                                                                        ----------
                                                                                           120,406
                                                                                        ----------
Total Financial Services ............................................                      386,333
                                                                                        ----------
HEALTHCARE 9.6%
DRUGS & BIOTECHNOLOGY 9.6%
ICN Pharmaceuticals Inc. ............................................       2,200           56,364
Johnson & Johnson ...................................................         600           57,888
Schering-Plough Corp. ...............................................       1,400           53,956
                                                                                        ----------
                                                                                           168,208
                                                                                        ----------
Total Healthcare ....................................................                      168,208
                                                                                        ----------
INTEGRATED OILS 6.1%
INTEGRATED DOMESTIC 3.0%
Unocal Corp. ........................................................       1,400           53,424
                                                                                        ----------
INTEGRATED INTERNATIONAL 3.1%
BP Amoco PLC ADR ....................................................       1,000           54,080
                                                                                        ----------
Total Integrated Oils ...............................................                      107,504
                                                                                        ----------
MATERIALS & PROCESSING 8.6%
CHEMICALS 2.2%
Rohm & Haas Co. .....................................................       1,100           37,807
                                                                                        ----------
NON-FERROUS METALS 3.3%
Alcoa Inc. ..........................................................       1,400           57,960
                                                                                        ----------
PAPER & FOREST PRODUCTS 3.1%
International Paper Co. .............................................       1,400           54,852
                                                                                        ----------
Total Materials & Processing ........................................                      150,619
                                                                                        ----------
OTHER ENERGY 3.2%
MISCELLANEOUS ENERGY 0.2%
Reliant Resources Inc.* .............................................         120            3,600
                                                                                        ----------
OIL WELL EQUIPMENT & SERVICES 3.0%
Schlumberger Ltd. ...................................................         800           53,040
                                                                                        ----------
Total Other Energy ..................................................                       56,640
                                                                                        ----------
PRODUCER DURABLES 3.5%
INDUSTRIAL PRODUCTS 3.5%
Parker Hannifin Corp. ...............................................       1,300           60,606
                                                                                        ----------
Total Producer Durables .............................................                       60,606
                                                                                        ----------
TECHNOLOGY 13.4%
COMMUNICATIONS TECHNOLOGY 6.9%
General Motors Corp. Cl. H* .........................................       2,700           57,375
Motorola Inc. .......................................................       4,100           63,755
                                                                                        ----------
                                                                                           121,130
                                                                                        ----------
COMPUTER TECHNOLOGY 3.3%
Compaq Computer Corp. ...............................................       3,300           57,750
                                                                                        ----------
ELECTRONICS: SEMICONDUCTORS/COMPONENTS 3.2%
Intel Corp. .........................................................       1,800           55,638
                                                                                        ----------
Total Technology ....................................................                      234,518
                                                                                        ----------
UTILITIES 8.3%
TELECOMMUNICATIONS 8.3%
AT&T Corp. ..........................................................       2,100           46,788
Sprint Corp. ........................................................       2,200           47,036
Worldcom Inc.* ......................................................       2,800           51,100
                                                                                        ----------
                                                                                           144,924
                                                                                        ----------
Total Utilities .....................................................                      144,924
                                                                                        ----------
Total Common Stocks and Investments (Cost $1,679,402) - 99.6% .......                    1,743,460
Cash and Other Assets, Less Liabilities - 0.4% ......................                        7,634
                                                                                        ----------
Net Assets - 100.0% .................................................                   $1,751,094
                                                                                        ==========

Federal Income Tax Information:

At April 30, 2001, the net unrealized appreciation of investments based on cost for federal income tax purposes of $1,679,402 was as follows:
Aggregate gross unrealized appreciation for all investments in which
 there is an excess of value over tax cost ......................................       $  122,045
Aggregate gross unrealized depreciation for all investments in which
  there is an excess of tax cost over value .....................................          (57,987)
                                                                                        ----------
                                                                                        $   64,058
                                                                                        ==========

--------------------------------------------------------------------------------------------------
* Nonincome-producing securities.
ADR stands for American Depositary Receipt, representing ownership of foreign securities.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CONCENTRATED LARGE-CAP VALUE FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
April 30, 2001

ASSETS
Investments, at value (Cost $1,679,402) (Note 1) ..............  $1,743,460
Cash ..........................................................      66,619
Receivable from distributor ...................................      80,649
Dividends receivable ..........................................         466
                                                                 ----------
                                                                  1,891,194
LIABILITIES
Payable for securities purchased ..............................      57,461
Accrued transfer agent and shareholder services
  (Note 2) ....................................................      10,990
Accrued administration fee (Note 2) ...........................       4,690
Accrued trustees' fees (Note 2) ...............................       3,680
Accrued management fee (Note 2) ...............................       1,125
Accrued distribution and service fees (Note 5) ................         397
Other accrued expenses ........................................      61,757
                                                                 ----------
                                                                    140,100
                                                                 ----------
NET ASSETS                                                       $1,751,094
                                                                 ==========
Net Assets consist of:
  Undistributed net investment income .........................  $    1,533
  Unrealized appreciation of investments ......................      64,058
  Accumulated net realized gain ...............................      65,598
  Paid-in capital .............................................   1,619,905
                                                                 ----------
                                                                 $1,751,094
                                                                 ==========
Net Asset Value and redemption price per share of
  Class A shares ($1,751,094 / 164,341 shares) ................      $10.66
                                                                     ======

Maximum Offering Price per share of Class A shares
  ($10.66 / 0.9425) ...........................................      $11.31
                                                                     ======

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CONCENTRATED LARGE-CAP VALUE FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the period December 15, 2000
(commencement of operations) to April 30, 2001

INVESTMENT INCOME
Dividends .....................................................  $    7,049
Interest ......................................................       1,424
                                                                 ----------
                                                                      8,473
EXPENSES
Custodian fee .................................................      35,520
Registration fees .............................................      23,368
Administration fee (Note 2) ...................................      36,949
Transfer agent and shareholder services (Note 2) ..............      14,720
Audit fee .....................................................      12,854
Reports to shareholders .......................................       9,200
Management fee (Note 2) .......................................       4,665
Trustees' fees (Note 2) .......................................       3,680
Distribution and service fees-Class A (Note 5) ................       1,646
Legal fees ....................................................       1,360
Miscellaneous .................................................       1,380
                                                                 ----------
                                                                    145,342
Expenses borne by the distributor (Note 3) ....................    (137,384)
                                                                 ----------
                                                                      7,958
                                                                 ----------
Net investment income .........................................         515
                                                                 ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments (Notes 1 and 4) ..............      65,598
Change in unrealized appreciation of investments ..............      64,058
                                                                 ----------
Net gain on investments .......................................     129,656
                                                                 ----------
Net increase in net assets resulting from operations ..........  $  130,171
                                                                 ==========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CONCENTRATED LARGE-CAP VALUE FUND

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the period December 15, 2000
(commencement of operations) to April 30, 2001

INCREASE IN NET ASSETS
Operations:
Net investment income .......................................     $      515
Net realized gain on investments ............................         65,598
Change in unrealized appreciation of investments ............         64,058
                                                                  ----------
Net increase resulting from operations ......................        130,171
                                                                  ----------
Share transactions (Note 7):
Proceeds from sale of shares ................................      1,666,856
Cost of shares repurchased ..................................        (45,933)
                                                                  ----------
Net increase from fund share transactions ...................      1,620,923
                                                                  ----------
Total increase in net assets ................................      1,751,094

NET ASSETS
Beginning of period .........................................             --
                                                                  ----------
End of period (including undistributed net investment
   income of $1,533) ........................................     $1,751,094
                                                                  ==========
Number of shares:
Sold ........................................................        168,572
Redeemed ....................................................         (4,231)
                                                                  ----------
Net increase in fund shares .................................        164,341
                                                                  ==========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CONCENTRATED LARGE-CAP VALUE FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
April 30, 2001

NOTE 1

State Street Research Concentrated Large-Cap Value Fund is a series of State Street Research Securities Trust (the "Trust"), which was organized as a Massachusetts business trust in November 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists presently of four separate funds: State Street Research Concentrated Large-Cap Value Fund, State Street Research Large-Cap Analyst Fund, State Street Research Legacy Fund and State Street Research Strategic Income Fund.

The investment objective of the fund is to provide long-term growth of capital. Under normal market conditions, the fund invests at least 65% of total assets in a concentrated portfolio of larger-size value stocks. These may include common and preferred stocks, convertible securities, warrants and depositary receipts.

The fund offers five classes of shares. Only Class A shares are presently available for purchase. Class B(1), Class B, Class C, and Class S are not being offered at this time. Class A shares are subject to an initial sales charge of up to 5.75% and annual distribution and service fees equal to 0.30% of average daily net assets. Class B(1) and Class B shares pay annual distribution and service fees of 1.00% and automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B
(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares will be offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares will only be offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect, wholly-owned subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the Nasdaq system, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. NET INVESTMENT INCOME
Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. DIVIDENDS
Dividends from net investment income, if any, are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

E. FEDERAL INCOME TAXES
No provision for federal income taxes is necessary because the fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. SECURITIES LENDING
The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. During the period December 15, 2000 (commencement of operations) to April 30, 2001, there were no loaned securities.

NOTE 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.85% of the fund's average daily net assets. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the period December 15, 2000 (commencement of operations) to April 30, 2001, the fees pursuant to such agreement amounted to $4,665.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect, wholly-owned subsidiary of MetLife, provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs. During the period December 15, 2000 (commencement of operations) to April 30, 2001, the amount of such expenses was $1,092.

The fees of the Trustees not currently affiliated with the Adviser amounted to $3,680 during the period December 15, 2000 (commencement of operations) to April 30, 2001.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee was based on a fixed amount that has been allocated equally among the State Street Research Funds. During the period December 15, 2000 (commencement of operations) to April 30, 2001, the amount of such expenses was $36,949.

NOTE 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the fund. During the period December 15, 2000 (commencement of operations) to April 30, 2001, the amount of such expenses assumed by the Distributor and its affiliates was $137,384.

The fund has adopted a plan to limit the fund's expenses to certain annual limits. Under the plan, the overall expenses for the fund will not fall below the percentage limitation until the Distributor has been fully reimbursed for fees and expenses paid by the Distributor. The fund will reimburse the Distributor in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitations. The Distributor will not be entitled to such repayments from the Fund after the end of the fifth fiscal year of the Fund following the year in which expenses were originally paid.

NOTE 4

For the period December 15, 2000 (commencement of operations) to April 30, 2001, purchases and sales of securities, exclusive of short-term obligations, aggregated $2,234,023 and $620,219, respectively.

NOTE 5

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plans, the fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, the fund pays annual distribution fees of 0.05% of average daily net assets for Class A and 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The Distributor uses such payments for personal services and/ or the maintenance or servicing of shareholder accounts, to compensate or reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the period December 15, 2000 (commencement of operations) to April 30, 2001, fees pursuant to such plans amounted to $1,646 for Class A shares.

NOTE 6

Under normal market conditions the fund invests not less than 65% of its total assets in a concentrated portfolio of larger size value stocks. Also, the fund may invest up to 35% of its total assets in other securities (for example, bonds and smaller company stocks). Accordingly, the fund's investments will fluctuate in response to a variety of economic, political and other factors.

NOTE 7

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At April 30, 2001, the Adviser owned one Class A share and MetLife owned 106,045 Class A shares of the fund.

------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
For a Class A share outstanding from December 15, 2000 (commencement of operations) to April 30, 2001(a)

NET ASSET VALUE, BEGINNING OF PERIOD ($)                              9.43
                                                                     -----
  Net investment income ($)*                                          0.00

  Net realized and unrealized gain on investments ($)                 1.23
                                                                     -----
TOTAL FROM INVESTMENT OPERATIONS ($)                                  1.23
                                                                     -----
NET ASSET VALUE, END OF PERIOD ($)                                   10.66
                                                                     =====
Total return(b) (%)                                                  13.04(c)

RATIOS/SUPPLEMENTAL DATA:

Net assets at end of period ($ thousands)                            1,751

Expense ratio (%)*                                                    1.45(d)

Ratio of net investment income to average net assets (%)*             0.09(d)

Portfolio turnover rate (%)                                          41.70

*Reflects voluntary reduction of expenses per share of
   these amounts ($)                                                  0.81
----------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily assumed a portion of the fund's expenses.
(c) Not annualized
(d) Annualized

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH SECURITIES TRUST
AND THE SHAREHOLDERS OF STATE STREET RESEARCH
CONCENTRATED LARGE-CAP VALUE FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the State Street Research Concentrated Large-Cap Value Fund (a series of State Street Research Securities Trust, hereafter referred to as the "Trust") at April 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the period from December 15, 2000 (commencement of operations) to April 30, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 15, 2001

STATE STREET RESEARCH CONCENTRATED LARGE-CAP VALUE FUND

-------------------------------------------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH SECURITIES TRUST
-------------------------------------------------------------------------------------------------------------------

FUND INFORMATION                           OFFICERS                               TRUSTEES

STATE STREET RESEARCH                      RICHARD S. DAVIS                       RICHARD S. DAVIS
CONCENTRATED LARGE-CAP VALUE FUND          Chairman of the Board,                 President and
One Financial Center                       President and                          Chief Executive Officer
Boston, MA 02111                           Chief Executive Officer                State Street Research &
                                                                                  Management Company
INVESTMENT ADVISER                         MAUREEN DEPP
State Street Research &                    Vice President                         BRUCE R. BOND
Management Company                                                                Former Chairman of the Board
One Financial Center                       JOHN H. KALLIS                         Chief Executive Officer and
Boston, MA 02111                           Vice President                         President, PictureTel Corporation

DISTRIBUTOR                                MARK A. MARINELLA                      STEVE A. GARBAN
State Street Research                      Vice President                         Former Senior Vice President
Investment Services, Inc.                                                         for Finance and Operations and
One Financial Center                       KIM M. PETERS                          Treasurer, The Pennsylvania
Boston, MA 02111                           Vice President                         State University

SHAREHOLDER SERVICES                       JAMES M. WEISS                         DEAN O. MORTON
State Street Research                      Vice President                         Former Executive Vice President
Service Center                                                                    Chief Operating Officer
P.O. Box 8408                              ELIZABETH MCCOMBS WESTVOLD             and Director, Hewlett-Packard
Boston, MA 02266-8408                      Vice President                         Company
1-800-562-0032
                                           KENNARD WOODWORTH, JR.                 SUSAN M. PHILLIPS
CUSTODIAN                                  Vice President                         Dean, School of Business and
State Street Bank and                                                             Public Management, George
Trust Company                              DOUGLAS A. ROMICH                      Washington University; former
225 Franklin Street                        Treasurer                              Member of the Board of Governors
Boston, MA 02110                                                                  of the Federal Reserve System and
                                           EDWARD T. GALLIVAN, JR.                Chairman and Commissioner of
LEGAL COUNSEL                              Assistant Treasurer                    the Commodity Futures Trading
Goodwin Procter LLP                                                               Commission
Exchange Place                             FRANCIS J. MCNAMARA, III
Boston, MA 02109                           Secretary and General Counsel          TOBY ROSENBLATT
                                                                                  President,
INDEPENDENT ACCOUNTANTS                    DARMAN A. WING                         Founders Investments Ltd.
PricewaterhouseCoopers LLP                 Assistant Secretary and
160 Federal Street                         Assistant General Counsel              MICHAEL S. SCOTT MORTON
Boston, MA 02110                                                                  Jay W. Forrester Professor of
                                           SUSAN E. BREEN                         Management, Sloan School of
                                           Assistant Secretary                    Management, Massachusetts
                                                                                  Institute of Technology
                                           AMY L. SIMMONS
                                           Assistant Secretary

STATE STREET RESEARCH CONCENTRATED LARGE-CAP VALUE FUND    ------------------
One Financial Center                                            PRSRT STD
Boston, MA 02111-2690                                             AUTO
                                                            U.S. POSTAGE PAID
                                                              HOLLISTON, MA
                                                              PERMIT NO. 20
                                                           ------------------

QUESTIONS? COMMENTS?

E-MAIL us at:
     info@ssrfunds.com

VISIT us on the Internet at:
     www.ssrfunds.com

CALL us toll-free at 1-87-SSR-FUNDS (1-877-773-8637)
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WRITE us at:
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     Service Center
     P.O. Box 8408
     Boston, MA 02266-8408

[logo] State Street Research

(C)2001 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

This report is prepared for the general information of current shareholders.

This publication must be accompanied or preceded by a current State Street Research Concentrated Large-Cap Value Fund~prospectus. When used after June 30, 2001, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

CONTROL NUMBER: (exp0602) SSR-LD                                  CLC-3852-0601